EXHIBIT 10.1

REDEMPTION AGREEMENT

This REDEMPTION AGREEMENT (this “Agreement”) is made and entered into as of the 30th day of August, 2016, by and among Southern Diversified Timber, LLC, a Delaware limited liability company (the “Company”), Plum Creek Timber Operations I, L.L.C., a Delaware limited liability company (“PC Member”), TCG Member, LLC, a Delaware limited liability company (“TCG Member”) and the other parties listed on the signature pages hereto. Capitalized terms used, but not defined, herein have the meaning specified in the Second Amended and Restated Limited Liability Company Agreement of Southern Diversified Timber, LLC, effective October 1, 2008, as amended from time to time (the “LLC Agreement”).

RECITALS

A.TCG Member and PC Member entered into a Contribution Agreement dated August 22, 2008, which contemplated the formation of the Company, the contribution by TCG Member of $783,000,000 to the Company in exchange for a membership interest therein, and the contribution by PC Member of 100% of the equity interests in Plum Creek Contribution Partner, LLC, a Delaware limited liability company (which owned and leased certain timberlands, real property and personal property), to the Company in exchange for an equity interest therein (the “Contribution Agreement”).

B.The Company was formed as a limited liability company on September 24, 2008, pursuant to the provisions of the Delaware Limited Liability Company Act (6. Del. Code Sec. 18-101 et seq.).

C.In accordance with the LLC Agreement, TCG Member made a capital contribution of $783,000,000 to the Company in exchange for a common interest therein (the “TCG Member Interest”), PC Member made an in-kind contribution of, and assigned, 100% of the equity interests in Plum Creek Contribution Partner, LLC, to the Company in exchange for a common interest and preferred interest therein, and Plum Creek Contribution Partner, LLC was merged with and into the Company with the Company being the surviving entity.

D.The LLC Agreement provides that at any time after the seventh anniversary of the date when property and capital were contributed to the Company by PC Member and TCG Member, but before June 30, 2016, TCG Member has the right to cause the TCG Member Interest to be redeemed by the Company in exchange for a distribution with a Fair Market Value equal to TCG Member’s Capital Account as adjusted to reflect the Fair Market Value of the Company’s assets at such time in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f) (the “TCG Member Capital Account Balance”).

E.The Company has formed Southern Diversified, LLC (formerly Southern Diversified Timber Temporary, LLC), a Delaware limited liability company, as a wholly-owned subsidiary (the “Subsidiary”) and commenced the assignment and contribution to the Subsidiary of the Company’s right, title and interest in the real property specified on Schedule A hereto (the “Properties”), the long term timber leases specified on Schedule B hereto (the “Leases”), the contracts, leases and permits specified on Schedule C hereto (the “Contracts”), the timber sale agreements

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specified on Schedule D hereto (the “Timber Sale Agreements”), and all personal property, intangible property and operating assets specified on Schedule E hereto the (collectively, “Operating Assets” and together with the Properties, the Leases, the Contracts, the Timber Sale Agreements and the Operating Assets, the “Subsidiary Property”).

F.On June 27, 2016, pursuant to the LLC Agreement, TCG Member issued a redemption notice to the Company and PC Member which provides that TCG elected to exercise its right to have the TCG Member Interest redeemed by the Company in accordance with the LLC Agreement. The Company and PC Member acknowledged such election and agreed to undertake the redemption of the TCG Member Interest in exchange for 100% of the equity interests in the Subsidiary (which shall own all of the Subsidiary Property at the Closing) plus cash in an amount equal to the difference between the Fair Market Value of the TCG Member Capital Account Balance and the Subsidiary Property.

G.Immediately prior to the Redemption (as defined below) Weyerhaeuser NR Company, a Washington corporation (the “WNR Member”) shall be admitted as a member of the Company with an interest of 1% of the Company’s common interests in exchange for the contribution by it of $9,600,000 to the Company.

NOW, THEREFORE, in consideration of the promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.Redemption.

(a)Subject to the terms and conditions hereof (i) the TCG Member Interest shall be redeemed at the Closing (as defined below), (ii) the Company shall distribute, sell, assign, transfer and convey to TCG Member 100% of the equity interests in the Subsidiary (which shall own all of the Subsidiary Property at the Closing), and (iii) the Company shall pay an amount in cash to TCG Member equal to the difference between the Fair Market Value (as determined in accordance with Section 2(c) below) of the TCG Member Capital Account Balance and the Subsidiary Property at the Closing (clauses (i), (ii) and (iii), being referred to herein, collectively, as the “Redemption”).

(b)Immediately following Redemption, TCG Member shall become the sole member of, and have an undivided 100% interest in the Subsidiary, TCG Member shall no longer be a Member of the Company, and PC Member and the WNR Member shall continue as the Members of the Company (the “Remaining Members”).

(c)To the extent that the cash received by TCG Member at the Closing is less than the difference between the Fair Market Value of the TCG Member Capital Account Balance and the Fair Market Value of the Subsidiary Property at the Closing (with the Fair Market Value determined, in each case, in accordance with Section 2(c) below), the Company shall pay an amount of cash equal to such shortfall to TCG Member no later than 30 calendar days following the Closing.

2.Closing. The transaction contemplated by this Agreement, including the Redemption, shall occur at 5:00 p.m. (Pacific) on August 31, 2016 (the “Closing”) at the offices of the Company, One S.W. Columbia, Suite 1700, Portland, OR 97258, or at such other place as the TCG Member and the PC Member may mutually agree upon.

(a)On or prior to the Closing, the Company shall deposit the following with the Subsidiary (with copies to TCG Member as TCG Member may reasonably request) upon satisfaction of the conditions precedent described in Section 8 below:

(i)all deeds, assignments, and/or other conveyance instruments (or their local equivalent) as necessary or appropriate under applicable law (“Deeds”) to convey to the Subsidiary fee simple title or leasehold title of the Properties, in each case in recordable form and subject only to applicable Permitted Exceptions (as defined below);

(ii)duly executed counterparts of the assignment and assumption agreements under which the Company assigned to the Subsidiary and the Subsidiary assumed all of the Company’s right, title and interest in and to the Leases, Contracts, and Timber Sale Agreements;

(iii)a bill of sale and assignment, duly executed by the Company conveying to the Subsidiary, to the extent assignable, any and all of the Company’s interest in the Operating Assets;

(iv)Copies of notices issued to the tenants of the Properties, duly executed by the Company, informing the tenants of the transfer of the Company’s interest in the Properties to the Subsidiary and, if applicable, the Subsidiary’s future liability for their security deposits under applicable leases;

(v)A certificate, prepared in accordance with Section 1445 of the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder, duly executed by the Company, certifying its non-foreign status;

(vi)Each of the Deeds, Leases, Contracts, Timber Sale Agreements, in original form if available, or otherwise a copy thereof;

(vii)Each tenant file, ledger card, rent roll and material correspondence relating to tenants or vendors to the Properties;

(viii)All keys for any improvements and operating assets to the extent they are in the possession or control of the Company;

(ix)All such other documents duly executed by the Company and the Subsidiary as may be reasonably necessary or desirable to consummate the transaction contemplated herein, including any certifications, statements or affidavits reasonably required in connection with (y) the assignment of any title insurance policies to the Subsidiary, and (z) the determination of state, county and local transfer taxes applicable to the transaction, including an owner’s affidavit and gap indemnity in a form reasonably acceptable to the TCG Member; and

(x)All funds reasonably necessary to close the transaction contemplated by the terms and conditions of this Agreement and necessary to pay the closing costs and expenses related to the transaction contemplated hereunder (other than those costs and expenses that are required to be paid by the Company), including title insurance, escrow fees, recording fees and any applicable transfer taxes.

(b)On or prior to the Closing, TCG Member shall deposit with the Company at the Closing upon satisfaction of the conditions precedent described in Section 8, all documents duly executed by TCG Member as may be reasonably necessary or desirable to consummate the transaction contemplated herein, including any certifications, statements or affidavits reasonably required in connection with (y) the assignment of title insurance policies, and (z) the determination of state, county and local transfer taxes applicable to the transaction including a certificate, prepared in accordance with Section 1445 of the Code and the regulations thereunder duly executed by TCG Member, certifying its non-foreign status and the Designation of Tax Matters Partner for Southern Diversified Timber, LLC, the form of which is set forth on Exhibit A hereto.

(c)At least two business days prior to the Closing, the Company, PC Member and TCG Member shall confer with respect to the Fair Market Value of the TCG Member Capital Account, the Fair Market Value of the Subsidiary Property and other monies required to effectuate the Redemption and the Closing and execute a settlement statement based on the estimated August 31, 2016 balance sheet (the “Initial Settlement Statement”) to be mutually agreed upon prior to the Closing. The Initial Settlement Statement and the Final Settlement Statement (as defined below) shall provide line items reflecting the mutually agreed upon (subject to Section 13(b) below) Fair Market Value of the TCG Member Capital Account Balance and Subsidiary Property at the Closing; provided that the Fair Market Value of the promissory note (the “Note”) with Plum Creek Ventures I, LLC, as borrower, and the Properties shall be as set forth on Schedule F hereto. Notwithstanding any provision of this Agreement to the contrary, in the event that the parties are unable to reach mutual agreement on such items prior to the Closing, the TCG Member shall be entitled to redeem the TCG Member Interest at the scheduled Closing in exchange for the Subsidiary Property and invoke the appraisal process specified in Section 9.17 of the LLC Agreement in order to determine any additional amounts due pursuant to Section 1(c) above.

(d)All closing costs and expenses related to the transaction contemplated hereunder, including title insurance, escrow fees, recording fees and any applicable transfer taxes shall be accounted for as costs incurred by the Company and allocated among TCG Member and the Company as set forth in the Final Settlement Statement.

3.Title. Upon distribution of 100% of the equity in the Subsidiary to the TCG Member at the Closing, the Subsidiary shall own all right, title and interest in the Subsidiary Property (with applicable interests recorded in the official records of each applicable state and county) subject to mutually agreed upon exceptions to title specified in Schedule G (the “Permitted Exceptions”).

4.The Effect of the Redemption.

(a)The parties acknowledge that the value of the TCG Member Interest reflects TCG Member’s Capital Account as adjusted to reflect the Fair Market Value of the Company’s assets immediately prior to the Closing in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f).

(b)Distributions and payments made to TCG Member in accordance with Section 1 shall be treated for U.S. federal income tax purposes as payments in liquidation of the TCG Member Interest, within the meaning of section 736(b) of the Code, and TCG Member shall accordingly cease to be a “partner” in the Company for U.S. federal income tax purposes. In connection with such liquidation, the Company shall apply the interim closing of the books method under Code section 706 and the Treasury Regulations issued thereunder using the calendar day convention.

(c)Except for the pro-rations allowed or payable to TCG Member as set forth in the Initial Settlement Statement and other amounts due to TCG Member under this Agreement, TCG Member shall assign and transfer to the Company, effective upon the Closing, all of TCG Member’s right, title and interest in the Company, and execute and deliver to the Company any additional documentation requested by the Company in order to confirm such redemption and the withdrawal of TCG Member as a Member in the Company.

(d)To the extent that any liabilities directly attributable to the operations of the Company since the date of the Company’s formation to the Closing were not previously allocated among PC Member and TCG Member and are not reflected in the Final Settlement Statement, such liabilities shall be allocated between the Company and the Subsidiary (and the successors of the Company and the Subsidiary, respectively) on the basis of the relative Capital Accounts of PC Member and TCG Member as calculated immediately prior to the initial Redemption payment (taking into account all Capital Account book-ups made in connection with the Redemption and assuming for this purpose that PC Member represents the interests of the Company and the TCG Member represents the interests of the Subsidiary); provided, however, that 100% of (x) any tax liabilities, costs or expenses (including attorney fees, costs and expenses) relating to or arising from IRS adjustments to the Form 1065 of the Company for the year ended December 31, 2008, as set forth in the Notice of Final Partnership Adjustment dated July 20, 2016, any adjustments arising therefrom in a subsequent period, and any litigation of any such matters (but not any other tax liabilities attributable to the operations of the Company or transactions of the Company during the period extending from the Effective Date specified under the LLC Agreement to the Closing), without regard to the timing of actual payments or settlement of such adjustments shall be allocated for this purpose solely to the Company, PC Member and their respective Affiliates (“FPA Adjustments”), and (y) any liabilities directly attributable to any gross negligence or willful misconduct of the TCG / Southern Diversified Manager, LLC (the “Former Manager”) shall be allocated for this purpose solely to the TCG Member.

(e)Immediately following the Closing:

(i)     The Limited Liability Company Agreement for Southern Diversified, LLC shall be amended and restated to reflect that TCG Member is the sole member of the Subsidiary and has full power and authority to manage the Subsidiary’s business, property and affairs;

(ii)    The Former Manager shall resign and withdraw from the Company as Manager and shall be replaced as the Company’s “tax matters partner” pursuant to the Designation of Tax Matters Partner for Southern Diversified Timber, LLC, the form of which is set forth in Exhibit A hereto;

(iii)     A replacement Manager shall have been appointed to manage the Company or the LLC Agreement shall have been modified to provide that the Company shall be member managed;

(iv)     a certificate of amendment to the Company’s certificate of formation shall be filed with the Delaware Secretary of State within 15 days following the Closing to change the name of the Company to “Weyerhaeuser SDT, LLC”;

(v)     the Timber Harvest Agreement entered into between the Southern Diversified LogCo LLC and the Company dated October 1, 2008, as amended, shall terminate and have no further effect;

(vi)     the Property Management Agreement entered into between Campbell Global, LLC (formerly The Campbell Group, LLC) and the Company shall terminate and have no further effect; and

(vii)     the LLC Agreement shall be amended and restated as necessary to reflect the matters set forth herein.

5.Representations, Warranties and Covenants. The TCG Member represents and warrants to and covenants with the Company that as of the Closing:

(a)The TCG Member Interest is free and clear of all liens, security interests, encumbrances, charges, pledges, claims of others, commitments, agreements or equitable interests of any kind whatsoever, the TCG Member is the sole owner of the TCG Member Interest, and the TCG Member has complete and unrestricted right, power and authority to enter into this Agreement and redeem the TCG Member Interest, or any part thereof;

(b)This Agreement and the documents and instruments to be executed and/or delivered by the TCG Member pursuant hereto or in connection herewith have been duly authorized, executed and delivered by it; all consents and approvals required by it in connection herewith have been obtained; and it has all the necessary power and authority to perform its obligations under this Agreement;

(c)The execution, delivery and performance of this Agreement by it does not conflict with or constitute a breach of or a default under any agreement or instrument to which it is a party or to which it is bound;

(d)It is familiar with the business and operations of the Company, has made its own independent investigation and has obtained all information it considers necessary or appropriate in electing to redeem its TCG Member Interest; and

(e)All financial statements provided to the Members prior to Closing pursuant to Section 11.2 of the LLC Agreement met the requirements of the LLC Agreement, no material default exists with respect to any material obligations of the Company, and no material litigation is pending against the Company or the Properties.

6.Representations, Warranties and Covenants. The Company represents and warrants to and covenants with TCG Member and PC Member that as of the Closing:

(a)Subject to Permitted Exceptions (i) all of the Subsidiary Property specified on Schedules A, B, C, D, and E hereto have been unconditionally and irrevocably assigned, transferred, set over and contributed to Subsidiary, (ii) the Subsidiary Property shall be owned by the Subsidiary at the Closing, free and clear of all liens, security interests, encumbrances, charges, pledges, claims of others, commitments, agreements or equitable interests of any kind whatsoever, and (iii) the Company is the sole owner of the Subsidiary and has complete and unrestricted right, power and authority to enter into this Agreement and distribute 100% of the equity interests in the Subsidiary (and its indirect interest in all Subsidiary Property) to the TCG Member;

(b)This Agreement and the documents and instruments to be executed and/or delivered by the Company pursuant hereto or in connection herewith have been duly authorized, executed and delivered by the Company; all consents and approvals required by the Company in connection herewith have been obtained; and the Company has all necessary power and authority to perform its obligations under this Agreement; and

(c)The execution, delivery and performance of this Agreement by it does not conflict with or constitute a breach of or a default under any agreement or instrument to which it is a party or to which it is bound.

7.Indemnification. From and after the Closing:

(a)The TCG Member, the Subsidiary, Campbell Opportunity Timber Fund VI, L.P. and Campbell Opportunity Timber Fund VI-A, L.P. will indemnify, defend and hold harmless the Company and its members, shareholders, officers, directors, principals, agents and representatives, from and against all losses, costs, liabilities, damages and expenses (including reasonable attorneys’ fees and costs and court costs and the fees and costs of expert witnesses and consultants) arising from or incurred by reason of (i) all liabilities allocated to TCG Member pursuant to Section 4(d) above, and (ii) any breach of the TCG Member’s representations, warranties or covenants contained in this Agreement (except to the extent any such breach is due to any action or inaction of the PC Member or the Company which is not directly attributable to the gross negligence or willful misconduct of the TCG Member or its Affiliates).

(b)The Company will indemnify, defend and hold harmless the TCG Member and its members, shareholders, officers, directors, principals, agents and representatives, from and against all losses, costs, liabilities, damages and expenses (including reasonable attorneys’ fees and costs and court costs and the fees and costs of expert witnesses and consultants) arising from or incurred by reason of (i) all liabilities allocated to the Company and PC Member pursuant to Section 4(d) above, and (ii) any breach of its representations, warranties or covenants contained in this Agreement (except to the extent any such breach is due to the action or inaction of the TCG Member or the Former Manager which is not directly attributable to the gross negligence or willful misconduct of the PC Member or its Affiliates). Notwithstanding any provision of this Agreement or any other agreement to the contrary, each of the Company, PC Member and the WNR Member shall indemnify, defend and hold harmless the TCG Member and its Affiliates from and against, and in no event shall TCG Member or its Affiliates bear, any liabilities, costs, or expenses relating to or arising out of the FPA Adjustments.

(c)This Section 7 shall survive until the expiration of the applicable statute of limitations.

8.Conditions Precedent.

(a)Conditions Precedent to the Company’s Obligation to Close. Notwithstanding anything to the contrary herein, unless otherwise waived by the Company and PC Member, the Company’s obligation to consummate the transaction contemplated hereunder shall be contingent upon:

(i)    The representations and warranties of TCG Member contained herein being true and correct in all material respects as of the Closing; and

(ii)    The performance by TCG Member of every material obligation to be performed by TCG Member hereunder on or prior to the Closing, including the execution and delivery of all documents required to be delivered by TCG Member hereunder.

(b)Conditions Precedent to TCG Member’s Obligation to Close. Notwithstanding anything to the contrary herein, unless otherwise waived by the TCG Member, TCG Member’s obligation to consummate the transaction contemplated hereunder shall be contingent upon:

(i)    The representations and warranties of the Company contained herein being true and correct in all material respects as of the Closing;

(ii)    The performance by the Company of every material obligation to be performed by the Company hereunder on or prior to the Closing including the execution and delivery of all documents required to be delivered by the Company hereunder; and

(iii)    The performance by the Company of every material obligation to be performed by the Company under Section 9.8 of the LLC Agreement.

9.WNR Member. Each party to this Agreement hereby confirms and consents to WNR Member being admitted as a member of the Company immediately prior to the Redemption with an interest of 1% of the Common Interests in exchange for the contribution of $9,600,000, pursuant to the LLC Agreement.

10.Remedies. Except as otherwise provided for in this Agreement, the failure of the Closing to occur in accordance with the terms and conditions of this Agreement and the LLC Agreement shall render the Redemption ineffective and the LLC Agreement in full force and effect as it was on the date immediately prior to the Closing (except that TCG Member shall continue to have the right to redeem the TCG Member Interest in accordance with, and shall not be deemed to have waived any rights under, the terms of the LLC Agreement until such time as such redemption is complete). In the event that the Closing fails to occur due to any failure by the parties to agree upon the Fair Market Value of the Company’s assets on or before the Closing in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f), any party hereto may pursue the valuation process reflected in Section 9.17 of the LLC Agreement. Notwithstanding the foregoing, the parties hereto acknowledge that there would be no adequate remedy at law if either party hereto fails to perform any of its obligations hereunder, and accordingly agree that, in addition to any other remedy that either party may be entitled to at law or in equity, each shall be entitled to compel specific performance of the obligations of the other under this Agreement, in accordance with the terms and conditions of this Agreement, in any court having jurisdiction.

11.Condemnation/Casualty.

(a)    If at any time prior to the Closing:

(i)any portion of the Properties have been damaged or destroyed by fire, natural disaster or other cause, the Company shall notify TCG Member of any such damage or destruction, and with respect to such damage and/or destruction and the repair thereof, keep TCG Member advised of all communications with any insurer, government officials, contractors or other consultants (All monies received by the Company after the Closing on account of said damage or destruction shall be paid over to TCG Member upon receipt if such damage or destruction was not taken into account in calculating the Fair Market Value of the Properties at the Closing); and

(ii)any entity possessing the right of eminent domain shall give notice of an intention to take or acquire all or a portion of the Property, either permanently or as a temporary taking (a “Taking”), the Company shall promptly and without delay notify TCG Member of said potential Taking and any compensation received by the Company after the Closing as a result of any Taking shall be paid over to TCG Member upon receipt if such Taking was not taken into account in calculating the Fair Market Value of the Properties at the Closing.

(b)    The Company shall not agree to any settlement, payment and/or adjustment with any insurer or other party in connection with a claim relating to damage or destruction affecting the Properties prior to the Closing or with respect to a Taking, including any consideration to be paid with respect thereto, without TCG Member’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned, and shall keep TCG Member advised in a prompt and timely manner with respect to any negotiations regarding the same. The Company shall not initiate a lawsuit or other claims or administrative procedure with respect to any of the matters covered by this Section 11 without TCG Member’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

12.Notices. All written notices and demands of any kind that either party may be required or may desire to give to the other party in connection with this Agreement may be delivered by (i) personal service; (ii) registered or certified mail (postage pre-paid); (iii) by electronic transmission (followed by next day overnight delivery service), or (iv) by next day overnight delivery service. Any such notice or demand shall be addressed to the parties as listed in this Section 12. Service of any such notice or demand shall be deemed complete upon receipt in the event of personal service, on the third business day after deposit in the U.S. mail if sent via registered or certified mail, and on the next business day if sent via electronic transmission and/or overnight delivery service, if sent to each party at the address set forth below with the required proper postage:

If to the Company:

Plum Creek Timber Operations I, L.L.C.
c/o Weyerhaeuser Company
220 Occidental Ave S.
Seattle, WA 98104
Attn: Devin Stockfish, Senior Vice President and General Counsel
Facsimile: 253-924-2685

with a copy to:

Southern Diversified, LLC
One S.W. Columbia, Suite 1700
Portland, OR 97258
Attn: Kyle Stinchfield, Esq., General Counsel,
Facsimile: 503-275-9667

If to the Former Manager:

TCG / Southern Diversified Manager, LLC
One S.W. Columbia, Suite 1700
Portland, OR 97258
Attn: Kyle Stinchfield, Esq., General Counsel,
Facsimile: 503-275-9667

If to TCG Member:

TCG Member, LLC
One S.W. Columbia, Suite 1700
Portland, OR 97258
Attn: Kyle Stinchfield, Esq., General Counsel,
Facsimile: 503-275-9667

If to PC Member:

Plum Creek Timber Operations I, L.L.C.
c/o Weyerhaeuser Company
220 Occidental Avenue S.
Seattle, WA 98104
Attn: Devin Stockfish, Senior Vice President and General Counsel
Facsimile: 253-924-2685

If to WNR Member:

Weyerhaeuser NR Company
220 Occidental Avenue S.
Seattle, WA 98104
Attn: Devin Stockfish, Senior Vice President and General Counsel
Facsimile: 253-924-2685
If to the Subsidiary:

Southern Diversified, LLC
One S.W. Columbia, Suite 1700
Portland, OR 97258
Attn: Kyle Stinchfield, Esq., General Counsel
Facsimile: 503-275-9667

Any party, by written notice to the others in the manner herein provided, may designate an address different from that set forth above. Notices required pursuant to the terms of this Agreement shall be delivered prior to 5 p.m. (Pacific Time) on the date such notice is due. Notices may be delivered by a party’s attorney on the party’s behalf.

13.Final Settlement Statement and Books and Records.

(a)The Company, PC Member and TCG Member will consult with one another in good faith so that within 30 days after the Closing, TCG Member will deliver to PC Member and the Company the type of financial reports required by Section 11.2(a)(1)(i) of the LLC Agreement as of the date of Closing and for the period from July 1, 2016 to the date of the Closing, which financial reports shall be certified by the TCG Member in a manner consistent with the certification called for by Section 11.2(a)(1)(i) of the LLC Agreement.

(b)Within five (5) business days following the delivery and receipt of the financial reports pursuant to Section 13(a) above, PC Member and TCG Member shall confer in good faith to update the Initial Settlement Statement to give effect to such financial reports (such updated Initial Settlement Statement, the “Final Settlement Statement”). In the event that PC Member and TCG Member are unable to mutually agree on the Final Settlement Statement within ten (10) business days following the delivery and receipt of the financial reports pursuant to Section 13(a) above, PC Member and TCG Member shall submit such disagreements to a nationally‑recognized accounting firm as is reasonably acceptable to PC Member and TCG Member, and such accounting firm shall finalize the Final Settlement Statement. Within five (5) business days following the finalization of the Final Settlement Statement, the Company or TCG Member, as applicable, shall wire the appropriate amount in cash to the Company or TCG Member, as applicable, to reflect the changes from the Initial Balance Sheet in the Final Balance Sheet (which amounts shall not reflect any interest on such payment).

(c)Each of the Company, the Subsidiary, TCG Member, and the Former Manager shall provide the parties hereto with reasonable access to the books and records prepared in accordance with Article XI of the LLC Agreement (for the period extending until the Closing) which they have in their possession. Each party shall maintain such books and records for a period of at least 10 years and, prior to disposing of the same, shall afford the other parties the opportunity to obtain copies of such books and records.

14.Miscellaneous.

(a)Any allocations, pro-rations or other calculations pursuant to this Agreement that take into account Members’ relative Capital Accounts shall exclude the Capital Account of WNR Member; provided, however, that amounts contributed to the Company by the WNR Member shall be available to satisfy the Company’s obligations under this Agreement.

(b)This Agreement (i) shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, (ii) shall be governed by and construed in accordance with the laws of the State of Delaware, (iii) may be executed in any number of identical counterparts (which may be effectively delivered by facsimile or PDF or other electronic format and attached to an email), all or any of which may contain the signatures of fewer than all of the parties, and all of which shall be constructed together as a single instrument, (iv) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified, amended or otherwise changed in any manner except by a writing executed by the parties hereto, and (v) the exhibits attached hereto are incorporated herein as if a substantive component hereof.

(c)The captions of the various sections of this Agreement are for the convenience of reference only and shall not define or limit the terms hereof. The undersigned agree that each and every provision of this Agreement and the documents and instruments executed and/or delivered in connection with this Agreement have been mutually negotiated, prepared and drafted, each party has been represented by counsel of its own choosing, and in connection with the construction of any of the provisions herein or in such other documents or instruments or any deletions therefrom, no consideration shall be given to the issue of which party actually prepared, drafted, requested or negotiated any provision or deletion.

(d)If any litigation, judicial reference or arbitration proceeding is commenced between the parties hereto concerning this Agreement and/or the rights and obligations of either party in relation herewith (including, but not limited to, claims in contract, tort or equity), the party prevailing in such litigation or arbitration proceeding, or the non-dismissing party in the event of a dismissal, with or without prejudice, shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for any and all costs and expenses, including, without limitation, attorneys’ fees, expert witness fees, consultants’ fees, court costs, cost of paralegals, accounts, business office expenses of any kind or nature, including, but not limited to, staff, traveling expenses, telephone expenses, internal bookkeeping and accounting and any and all other costs and expenses of defense or prosecution incurred in connection therewith, whether specified herein or not. Any such attorneys’ fees and other costs and expenses incurred by the prevailing or non-dismissing party in enforcing a judgment in its favor under this Agreement, whether or not suit is filed, shall be recoverable separately from and in addition to any other amount included in such judgment or award, and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment or award.

(e)At the Closing, and from time to time thereafter, the parties agree that they shall, at the request of the other, make, execute and deliver or obtain and deliver all such affidavits, deeds, certificates, and other instruments and documents, and shall do or cause to be done all such acts or things, which either party may reasonably require in order to complete the consummation of the transactions contemplated by this Agreement.

(f)TCG Member shall not have the right to assign or transfer this Agreement or the rights herein without the prior written consent of the Company.

(g)Time is of the essence with respect to every provision herein contained.

(h)This Agreement is not intended to give or confer any benefits, rights, privileges, claims, actions or remedies to any person or entity as a third party beneficiary, or otherwise.

(i)Except as expressly set forth herein, the provisions of this Agreement that contemplate performance after the Closing shall survive the Closing for a period of one year and shall not be deemed to be merged into or waived by the instruments of such Closing.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

COMPANY:

SOUTHERN DIVERSIFIED TIMBER, LLC,
a Delaware limited liability company

By: TCG/Southern Diversified Manager, LLC
Its: Manager

By: Campbell Global, LLC
Its: Managing Member

By:    /s/ Mark Simmons
Name:     Mark Simmons
Title:    Chief Financial Officer

MANAGER:

TCG / SOUTHERN DIVERSIFIED MANAGER, LLC, a Delaware limited liability company

By: Campbell Global, LLC
Its: Managing Member

By:    /s/ Mark Simmons
Name:     Mark Simmons
Title:    Chief Financial Officer

PC MEMBER:

PLUM CREEK TIMBER OPERATIONS I, L.L.C.,
a Delaware limited liability company

By: Plum Creek Timberlands, L.P.
Its: Managing Member

By: Plum Creek Timber I, L.L.C.
Its: General Partner

By: Weyerhaeuser Company,
Its: Managing Member

By:    /s/ Devin W. Stockfish
Name:    Devin W. Stockfish

Title:	Senior Vice President, General Counsel and Corporate Secretary

TCG MEMBER:

TCG MEMBER, LLC,
a Delaware limited liability company

By: Campbell Opportunity Timber Fund VI, L.P.
Its: Managing Member

By: Campbell Opportunity Timber Fund VI-A, L.P.
Its: Managing Member

By: Campbell Opportunity Timber Fund VI GP, LLC
Its: General Partner

By: Campbell Global, LLC
Its: Managing Member

By:    /s/ Mark Simmons
Name:     Mark Simmons
Title:    Chief Financial Officer

WNR MEMBER:

Weyerhaeuser NR Company,
a Washington corporation

By:    /s/ Devin W. Stockfish
Name:    Devin W. Stockfish

Title:	Senior Vice President, General Counsel and Corporate Secretary

SUBSIDIARY:

SOUTHERN DIVERSIFIED, LLC,
a Delaware limited liability company

By: Campbell Global, LLC
Its: Authorized Agent

By:    /s/ Mark Simmons
Name:     Mark Simmons
Title:    Chief Financial Officer

FUND VI:

CAMPBELL OPPORTUNITY TIMBER FUND VI,
L.P., a Delaware limited partnership

By: Campbell Opportunity Timber Fund VI GP, LLC.
Its: General Partner

By: Campbell Global, LLC.
Its: Managing Member

By:    /s/ Mark Simmons
Name:     Mark Simmons
Title:    Chief Financial Officer

FUND VI-A:

CAMPBELL OPPORTUNITY TIMBER FUND VI-
A, L.P., a Delaware limited partnership

By: Campbell Opportunity Timber Fund VI GP, LLC.
Its: General Partner

By: Campbell Global, LLC.
Its: Managing Member

By:    /s/ Mark Simmons
Name:     Mark Simmons
Title:    Chief Financial Officer

SCHEDULE A

REAL PROPERTY

Real property descriptions attached.

Schedule A - 1
sf-3683812

Legal descriptions of real property in the following locations delivered by the Company at closing:
Ashley County, AR
Bradley County, AR
Calhoun County, AR
Cleveland County, AR
Drew County, AR
Appling County, GA
Bacon County, GA
Ben Hill County, GA
Coffee County, GA
Pierce County, GA
Telfair County, GA
Ware County, GA
Wheeler County, GA
Bladen County, NC
Brunswick County, NC
Columbus County, NC
Cumberland County, NC
Choctaw County, OK
LeFlore County, OK
McCurtain County, OK
Polk County, OK
Pushmataha, OK
Sevier County, OK
Attala County, MS
Calhoun County, MS
Carroll County, MS
Chickasaw County, MS
Choctaw County, MS
Clay County, MS
Grenada County, MS
Montgomery County, MS
Noxubee County, MS
Oktibbeha County, MS
Pontotoc County, MS
Webster County, MS
Winston County, MS
Yalobusha County, MS
Darlington County, SC
Dillon County, SC
Florence County, SC
Pender County, SC
Robeson County, SC

Schedule A - 2
sf-3683812

SCHEDULE B

LEASES

Agreement Title	Effective Date	Expiration Date	County, State	Acreage	Other Party(ies)
Timber Sale and Lease Agreement	06/08/87	06/08/17	Grenada County, MS	817	Scott and Carole Kiewit
Lease and Timber Sale Agreement	10/01/71	10/01/31	Attala County, MS	736	Iley Anne Morgan Neely
Lease and Timber Sale Agreement	06/01/73	06/01/23	Chicksaw County, MS	576	Mary Ricks Tucker and Dr. Frank H. Tucker, GDN
Lease and Timber Sale Agreement	09/01/72	12/31/22	Calhoun County, MS Grenada County, MS Webster County, MS Yalobusha County, MS	7969.3	Dr. Daniel C. York and Ethelyn S. York
Lease	06/08/59	06/08/25	Appling, GA	333	June Dale Miles Faircloth
Lease	06/04/82	06/04/17	Coffee, GA Atkinson, GA	1877	Hiram Tanner, Jr.
Lease	09/24/84	09/24/19	Coffee, GA	726	LeRue Tanner Williams

Schedule B - 1
sf-3683812

SCHEDULE C

CONTRACTS

Operations Contracts
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
Aerial Application	17911.00	Antlers	08/18/16	10/15/16	Crop Production Services, Inc., dba CPS Pinebelt
Aerial Application	17912.00	Antlers	08/18/16	10/15/16	Crop Production Services, Inc., dba CPS Pinebelt
Aerial Application	16307.00-16307.01	Flowood	03/01/16	10/15/16	Red River Specialties Inc
Aerial Application	16360.00-16360.02	Monticello	03/01/16	10/15/16	Crop Production Services Inc
Aerial Photo	16892.00	Monticello	04/22/16	12/31/16	Eagle Forestry Services, Inc.
Day Use/Short Term Permit	16504.00	Wilmington	01/01/16	12/31/16	Willie Dudley
Day Use/Short Term Permit	16506.00	Wilmington	01/01/16	12/31/16	Raymond Curtis Johnson
General Service	15116.00	Monticello	01/01/16	12/31/16	Bradley County Timber Company, Inc.
General Service	15485.00	Antlers	01/01/16	12/31/16	Six Mile Contractors Inc
General Service	16831.00	Wilmington	04/01/16	12/31/16	Jason Bass
General Service	17744.00	Wilmington	08/01/16	12/01/16	Acquatic Vegetation Control, Inc.
General Service	17832.00	Monticello	08/05/16	11/01/16	Pomeroy-McGowin, Inc.
General Service	14940.00-14940.01	Antlers	10/27/15	12/31/16	Franco Boundary Line Maint Inc
General Services	17745.00	Flowood	07/25/16	11/01/16	Larry Barefield Construction, Inc.
General Services	17819.00	Flowood	08/08/16	10/10/16	Nail Forestry Services, Inc.
General Services	17831.00	Flowood	08/05/16	12/31/16	HJM Forest Resource Management Services, LLC
GSA_Mechanical Site Prep	15988.00	Wilmington	01/25/16	12/31/16	Satilla Forest Services Inc
GSA_Mechanical Site Prep	17085.00	Wilmington	05/16/16	10/31/16	Funston Company Inc
GSA_Mechanical Site Prep	17487.00	Monticello	06/21/16	12/31/16	Clay Lowry Forestry, Inc.
GSA_Mechanical Site Prep	17681.00	Wilmington	08/01/16	10/31/16	Luke Forestry & Construction, LLC
GSA_Mechanical Site Prep	17571.00-17571.01	Antlers	07/01/16	10/15/16	Raymond Construction LLC
IP Master Wood Purchase a	17624.00-17624.04	Wilmington	07/01/16	06/30/17	International Paper Company
Land Entry Permit	17633.00	Monticello	08/01/16	09/30/16	ForesTech International, LLC
Lease Agreement for Tower F-20 (Hamburg)	None	Monticello	02/05/13	02/05/23	Arkansas State Police

Schedule C - 1
sf-3683812

Operations Contracts
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
License	16191.00	Wilmington	01/29/16	12/31/16	Atlanta Gas Light Company
License	16679.00	Antlers	04/01/16	03/31/17	Hal M. & Richard Brame
License	16690.00	Antlers	04/01/16	03/31/17	William H. Smallwood Jr.
License	16694.00	Antlers	04/01/16	03/31/17	Tommie Hill
License	16695.00	Antlers	04/01/16	03/31/17	Todd Joslin
License	14491.00-14491.01	Flowood	09/02/15	09/30/16	Crimm Brothers Sawmill
Logging	6267.00-6267.02	Monticello	10/21/13	12/31/16	Timber Logistics, Inc.
Logging	6579.00-6579.05	Monticello	11/25/13	12/31/16	Regions Forest Services, LLP
Logging	11597.00-11597.04	Monticello	01/15/15	12/31/16	L.D. Long, Inc.
Logging	11856.00-11856.02	Flowood	01/29/15	12/30/16	Timberland Harvesters LLC
Logging	13116.00-13116.01	Wilmington	04/21/15	12/31/16	Canal Wood LLC
Logging	13456.00-13456.01	Wilmington	04/27/15	12/31/16	RSB Forestry, Inc.
Logging	14387.00-14387.01	Wilmington	01/01/16	12/31/16	RSB Forestry Inc
Logging	14651.00-14651.04	Monticello	09/24/15	09/24/16	L. D. Long, Inc.
Logging	14719.00-14719.01	Wilmington	09/29/15	09/29/16	Sellers Forest Products LLC
Logging	14720.00-14720.01	Wilmington	09/29/15	09/29/16	Sellers Forest Products LLC
Logging	14725.00-14725.03	Monticello	09/30/15	12/31/16	T. J. Bryant Logging, LLC
Logging	14811.00-14811.01	Flowood	10/12/15	09/15/16	Crimm Brothers Sawmill
Logging	14854.00-14854.02	Wilmington	10/12/15	03/31/17	Delta Timber Company, LLC
Logging	14863.00-14863.02	Wilmington	12/14/15	03/31/17	Delta Timber Company, LLC
Logging	14892.00	Monticello	10/20/15	10/20/16	T. J. Bryant Logging, LLC
Logging	14910.00-14910.02	Flowood	10/05/15	10/15/16	Crimm Brothers Sawmill
Logging	14978.00-14978.01	Monticello	11/02/15	11/02/16	L. D. Long, Inc.
Logging	14981.00-149813.02	Monticello	11/02/15	11/02/16	Bierbaum Timber & Contracting, LLC
Logging	14982.00	Monticello	11/02/15	11/02/16	Regions Forest Services, LLP
Logging	14984.00-14984.02	Monticello	11/02/15	11/02/16	Regions Forest Services, LLP

Schedule C - 2
sf-3683812

Operations Contracts
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
Logging	15006.00	Flowood	11/04/15	11/04/16	Crimm Brothers Sawmill DBA: Crimm Brothers Logging
Logging	15057.00	Monticello	11/11/15	11/11/16	Regions Forest Services, LLP
Logging	15139.00	Monticello	11/17/15	11/17/16	L. D. Long, Inc.
Logging	15148.00-15148.02	Monticello	11/18/15	11/18/16	T. J. Bryant Logging, LLC
Logging	15213.00	Wilmington	11/23/15	12/31/16	Holton Logging Company, Inc.
Logging	15242.00-15242.01	Wilmington	12/01/15	12/01/16	Canal Wood LLC
Logging	15280.00-15280.01	Monticello	12/07/15	12/07/16	L. D. Long, Inc.
Logging	15410.00	Antlers	12/15/15	12/31/16	Jerry Hairrell
Logging	15414.00-15414.01	Monticello	12/15/15	12/15/16	L. D. Long, Inc.
Logging	15445.00-15445.02	Monticello	12/16/15	12/16/16	Sorrells Sawmill, Inc.
Logging	15488.00	Monticello	12/18/15	12/18/16	L. D. Long, Inc.
Logging	15618.00-15618.03	Monticello	12/30/15	12/30/16	L. D. Long, Inc.
Logging	15820.00-15820.01	Flowood	01/11/16	09/15/16	Crimm Brothers Sawmill DBA: Crimm Brothers Logging
Logging	15995.00-15995.02	Flowood	01/21/16	12/15/16	Crimm Brothers Sawmill DBA: Crimm Brothers Logging
Logging	16011.00-16011.01	Antlers	01/25/16	12/31/16	Gearld Land dba Gerald Land Logging
Logging	16012.00	Antlers	01/25/16	12/31/16	Gearld Land dba Gerald Land Logging
Logging	16089.00-16089.03	Wilmington	01/26/16	12/31/16	Holton Logging Company, Inc.
Logging	16160.00-16160.01	Flowood	02/01/16	12/31/16	Crimm Brothers Sawmill DBA: Crimm Brothers Logging
Logging	16198.00-16198.01	Antlers	02/08/16	12/31/16	LW Murray Logging Inc
Logging	16202.00	Antlers	02/05/16	12/31/16	Jerry Hairrell
Logging	16203.00	Antlers	02/02/16	12/31/16	Jerry Hairrell
Logging	16250.00	Monticello	02/09/16	02/09/17	Haisty Pulpwood & Logging
Logging	16289.00-16289.01	Flowood	02/11/16	10/15/16	Crimm Brothers Sawmill DBA: Crimm Brothers Logging
Logging	16421.00-16421.01	Monticello	02/26/16	02/26/17	Haisty Pulpwood & Logging
Logging	16441.00-16441.01	Wilmington	02/26/16	12/31/16	Holton Logging Company, Inc.
Logging	16472.00	Antlers	03/08/16	12/31/16	Gerald Land dba Gerald Land Logging
Logging	16513.00	Antlers	03/11/16	12/31/16	GW Logging Inc

Schedule C - 3
sf-3683812

Operations Contracts
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
Logging	16514.00	Antlers	03/11/16	12/31/16	GW Logging Inc
Logging	16519.00	Wilmington	03/10/16	12/31/16	PFAU Trucking Inc
Logging	16521.00	Wilmington	03/10/16	12/31/16	PFAU Trucking Inc
Logging	16522.00	Wilmington	03/10/16	12/31/16	PFAU Trucking Inc
Logging	16586.00	Monticello	03/22/16	03/22/17	Regions Forest Services, LLP
Logging	16588.00	Monticello	03/22/16	03/22/17	L. D. Long, Inc.
Logging	16749.00-16749.03	Flowood	04/04/16	12/30/16	Wade Byars Logging LLC
Logging	16803.00	Antlers	04/11/16	12/31/16	Gearld Land Logging
Logging	16858.00	Monticello	04/15/16	04/15/17	Regions Forest Services, LLP
Logging	16873.00	Wilmington	04/18/16	12/31/16	RSB Forestry Inc
Logging	16916.00	Monticello	04/25/16	04/25/17	L. D. Long, Inc.
Logging	16935.00	Antlers	05/01/16	12/31/16	LW Murray Logging Inc
Logging	16950.00-16950.01	Monticello	04/27/16	04/27/17	L. D. Long, Inc.
Logging	17131.00	Monticello	05/10/16	05/10/17	T. J. Bryant Logging, LLC
Logging	17135.00	Monticello	05/10/16	05/10/17	T. J. Bryant Logging, LLC
Logging	17261.00	Antlers	05/27/16	12/31/16	GEARLD LAND LOGGING
Logging	17327.00	Flowood	05/30/16	12/30/16	Timberland Harvesters LLC
Logging	17422.00	Antlers	06/15/16	12/31/16	Gerald Land dba Gerald Land Logging
Logging	17596.00	Wilmington	06/27/16	12/31/16	RSB Forestry Inc
Logging	17637.00	Antlers	07/10/16	12/31/16	Jerry Hairrell
Logging	17638.00	Antlers	07/15/16	12/31/16	GW Logging inc
Logging	17669.00	Flowood	06/27/16	10/20/16	Timberland Harvesters LLC
Logging	17726.00	Wilmington	07/20/16	12/31/16	RSB Forestry Inc
Logging	17727.00	Wilmington	07/20/16	12/31/16	RSB Forestry Inc
Logging	17739.00-17739.01	Wilmington	07/20/16	07/20/17	Chestnutt Logging
Logging	17765.00-17765.01	Monticello	07/26/16	07/26/17	Haisty Pulpwood and Logging
Logging	17766.00-17766.01	Flowood	07/26/16	12/31/16	R & R Timber Inc
Logging	17827.00	Wilmington	08/04/16	08/04/17	Canal Wood LLC
Logging	17828.00	Wilmington	08/04/16	08/04/17	Chestnutt Logging
Logging	17829.00	Wilmington	08/04/16	08/04/17	Sellers Forest Products LLC
Logging	17843.00	Antlers	08/12/16	12/31/16	Gearld Land Logging
Logging	17852.00	Flowood	08/08/16	12/30/16	Lovorn Logging, Inc.
Logging	17863.00	Wilmington	08/09/16	12/31/16	RSB Forestry, Inc.
Logging	17895.00	Flowood	08/05/16	11/15/16	Crimm Brothers Sawmill, dba Crimm Brothers
Logging	17903.00	Flowood	08/16/16	12/30/16	Wade Byars Logging LLC

Schedule C - 4
sf-3683812

Operations Contracts
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
Logging	17908.00-17908.01	Wilmington	08/14/16	08/14/17	Chestnutt Logging
Logging	17910.00	Wilmington	08/17/16	08/17/17	Canal Wood LLC
Logging	17926.00	Flowood	08/19/16	06/30/17	Wade Byars Logging LLC
Logging	17954.00	Monticello	08/24/16	08/24/17	Regions Forest Services, LLP
Miscellaneous Services	16536.00	Flowood	01/01/16	12/31/16	Butts' Enterprises Inc
Miscellaneous Services	16664.00	Antlers	03/15/16	12/31/16	Monte Olivis
Miscellaneous Services	16782.00	Flowood	03/01/16	12/31/16	Crimm Brothers Sawmill
Miscellaneous Services	17440.00	Wilmington	06/03/16	12/31/16	Katy Villiers
Negoitiated Road Use Agre	17380.00	Antlers	06/07/16	06/07/17	Huber Resources Corporation
Professional Services	16820.00-16820.01	Monticello	04/11/16	12/31/16	Landmark Surveying Services, LLC
Professional Services	17499.00	Wilmington	02/16/16	12/31/16	Hanover Design Services
Professional Services noP	15443.00	Antlers	01/01/16	12/31/16	Six Mile Contractors Inc
Professional Services noP	15709.00	Antlers	01/05/16	12/31/16	Loomis Forestry Services
Professional Services noP	15710.00	Antlers	01/05/16	12/31/16	Loomis Forestry Services
Professional Services noP	15789.00	Wilmington	01/01/16	12/31/16	Timber Tech of Brunswick Co Inc
Professional Services noP	15937.00	Monticello	01/08/16	12/31/16	Loomis Forestry Services
Professional Services noP	15938.00	Monticello	01/08/16	12/31/16	Reidlands, LLC
Professional Services noP	16208.00	Wilmington	02/03/16	12/31/16	RWS Forest Services, LLC
Professional Services noP	16320.00	Flowood	02/16/16	12/31/16	Beaver Damage Control LLC
Professional Services noP	16709.00	Flowood	03/25/16	10/15/16	Stacy Madison Forestry Services Neshoba, Inc.
Professional Services noP	16785.00	Flowood	01/05/16	12/31/16	John B Hood
Residential/Commercial Le	15418.00	Wilmington	01/01/16	12/31/16	David Gooden
Road Maintenance	15118.00	Monticello	01/01/16	12/31/16	CGC Enterprises, Inc.
Road Maintenance	15119.00	Monticello	01/01/16	12/31/16	Pioneer Civil Construction, LLC
Road Maintenance	15133.00-15133.02	Monticello	01/01/16	12/31/16	T. J. Bryant Logging, LLC
Road Maintenance	15351.00	Antlers	01/01/16	12/31/16	B & M Forestry Inc.
Road Maintenance	15352.00	Antlers	01/01/16	12/31/16	Six Mile Contractors Inc
Road Maintenance	15424.00	Wilmington	01/01/16	12/31/16	Don Prince Backhoe &
Road Maintenance	15425.00	Wilmington	01/01/16	12/31/16	Don Prince Backhoe &
Road Maintenance	15468.00	Antlers	01/01/16	12/31/16	Weldon Robbins
Road Maintenance	15470.00-15470.01	Antlers	01/01/16	12/31/16	GW Logging Inc
Road Maintenance	15647.00	Flowood	01/01/16	12/31/16	W H Strait SR Logging Inc
Road Maintenance	15713.00	Wilmington	01/04/16	01/01/17	RSB Forestry Inc
Road Maintenance	15714.00	Wilmington	01/04/16	01/01/17	Holton Logging Company, Inc.
Road Maintenance	15987.00	Wilmington	01/25/16	12/31/16	Satilla Forest Services Inc

Schedule C - 5
sf-3683812

Operations Contracts
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
Road Maintenance	16106.00	Flowood	01/01/16	12/31/16	Larry Barefield Construction, Inc.
Road Maintenance	16181.00	Flowood	01/01/16	12/31/16	R & R Timber Inc
Road Maintenance	16783.00	Flowood	01/05/16	12/31/16	Wade Byars Logging LLC
Road Maintenance	17948.00	Flowood	07/01/16	12/31/16	Timberland Harvesters LLC
Seedlings	16496.00	Antlers	03/02/16	04/15/17	Weyerhaeuser NR Company
Short Term Permit	17848.00	Wilmington	08/10/16	12/31/16	Axiom Environmental, Inc.
Site Lease Agreement	None	Monticello	06/11/96	06/30/66	Arkansas-12 Corporation
Supplier Agreement (Their	15330.00	Wilmington	01/01/16	12/31/16	New South Lumber Company, Inc. A Division of Canfor
Survey Land Entry Permit	16842.00	Wilmington	04/14/16	04/14/17	Atlantic Coast Pipeline, LLC

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CH-2850-0	2850	Taylor Hunting Club	101.68	CH030251	MS-Calhoun
CH-5430-0	5430	Gaudet Hunting Club	250.36	CH030213	MS-Winston
CH-5431-0	5431	Talking Warrior Hunting Club	2803.11	CH030120	MS-Oktibbeha
CH-5432-0	5432	Dry Creek Hunting Club (winston Co)	2259.78	CH030201	MS-Winston
CH-5433-2	5433	Shady Grove Community Hunting Club Inc.	2032.74	CH030075, CH030059, CH030053, CH030027	MS-Attala
CH-5434-0	5434	Big Hungry Conservation League	2404.19	CH030052, CH030047, CH030070, CH030062, CH030061, CH030064, CH030077, CH030041, CH030078	MS-Carroll
CH-5435-0	5435	Black Hawk Conservation League	1597.83	CH030088, CH030092, CH030093, CH030090	MS-Carroll
CH-5436-0	5436	River Run Hunting Club Inc	1585.34	CH030990, CH030989, CH030986, CH030994, CH030996, CH030991	MS-Choctaw, MS-Webster
CH-5437-0	5437	Bear Creek Hunting Club Inc	1523	CH030005	MS-Attala
CH-5439-0	5439	Boyette's Crossing Hunting Club	1412.2	CH030696, CH030697, CH030650	MS-Attala
CH-5440-1	5440	Top Attala Hunting Club Inc	891	CH030708, CH030713, CH030707	MS-Attala
CH-5442-0	5442	Bywy Hunting Association	1059.72	CH030119, CH031004	MS-Oktibbeha, MS-Choctaw
CH-5444-0	5444	Little Noxubee Hunting Club Inc	1023	CH030205	MS-Winston
CH-5445-2	5445	Magnum Hunting Club Inc.	1581	CH030066, CH030641, CH030014, CH030693, CH030044, CH030644, CH030642, CH030661, CH030643, CH030102	MS-Grenada, MS-Yalobusha
CH-5446-0	5446	Clay Hill Conservation League	825.89	CH030533	MS-Carroll
CH-5447-0	5447	Hay Patch Hunting Club	890.31	CH030228, CH030226, CH030946	MS-Calhoun
CH-5448-2	5448	Gaudet Hunting Club	340	CH030590	MS-Choctaw
CH-5449-0	5449	Dancing Rabbit Hunting Club Inc.	851.97	CH030635, CH030634	MS-Noxubee, MS-Winston
CH-5450-0	5450	Gaudet Hunting Club	515.06	CH030213	MS-Winston

Schedule C - 6
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CH-5451-1	5451	Hatcher Hunting Club	806	CH030179, CH030175, CH030172, CH030178, CH030177, CH030637	MS-Webster, MS-Oktibbeha
CH-5452-0	5452	Four Rivers Hunting Club Inc	799.45	CH030129, CH030121, CH030124, CH030116, CH030118, CH030122, CH030123	MS-Oktibbeha
CH-5453-0	5453	Dry Creek Hunting Club Inc.	457.56	CH030562, CH030568, CH030574	MS-Choctaw
CH-5454-1	5454	Buck Creek Hunting Club	497	CH030252	MS-Calhoun
CH-5456-2	5456	Beagle Hound Lease	496	CH030101	MS-Attala
CH-5457-3	5457	Northshore Hunting Club	401	CH030567, CH030561	MS-Choctaw
CH-5458-0	5458	Tibby Creek Hunting Club	675.11	CH030596, CH030594	MS-Choctaw, MS-Winston
CH-5459-0	5459	Gore Springs Hunting Club	672.8	CH030031, CH030002, CH030057, CH030049, CH030700, CH030056	MS-Grenada, MS-Montgomery
CH-5460-2	5460	K & S Hunting Club	224	CH030193	MS-Winston
CH-5461-3	5461	White Oak Hunting Club	221	CH030186	MS-Webster
CH-5462-0	5462	Toxish Hunting Club	625.99	CH030960, CH030141, CH030143	MS-Chickasaw, MS-Pontotoc
CH-5463-0	5463	Dry Creek Hunting Club Inc.	613.78	CH030579, CH030578, CH030576	MS-Choctaw
CH-5464-2	5464	Mossy Horn Hunting Club	252	CH030540	MS-Carroll
CH-5465-0	5465	Blackburn Hunting Club	589.77	CH030167, CH030157, CH030168, CH030156	MS-Webster
CH-5466-0	5466	Sherwood Hunting Club	594.56	CH030627	MS-Noxubee
CH-5467-0	5467	Edgefield Hunting Club	583.33	CH030071, CH030079	MS-Attala
CH-5468-0	5468	Horseshoe Hunting Club Inc.	580.63	CH030021, CH030017, CH030701	MS-Carroll
CH-5469-0	5469	Still Hunters Assn. Deer Club Inc	417.95	CH030022, CH030006	MS-Montgomery
CH-5470-0	5470	Four-p Hunting Club	552.65	CH030535	MS-Attala
CH-5471-0	5471	Juba Game Management	552.44	CH030272	MS-Pontotoc
CH-5472-0	5472	Spotted Oak Hunting Club	39.39	CH030553	MS-Choctaw
CH-5473-0	5473	Big 7 Hunting Club	535.93	CH030068	MS-Carroll
CH-5474-0	5474	Slate Springs Hunting Club Inc	364.97	CH030956, CH030957, CH030956L	MS-Calhoun
CH-5475-0	5475	J&J Hunting Club, Inc.	507.41	CH030709, CH030714	MS-Attala
CH-5476-0	5476	Rocky Hill Hunting Club Inc	507.36	CH030045, CH030695, CH030069	MS-Montgomery
CH-5478-0	5478	CFM Hunting Club Inc.	502.17	CH030214, CH030217	MS-Winston
CH-5479-0	5479	Vaiden Road Hunting Club Inc.	433.89	CH030040	MS-Attala
CH-5480-0	5480	The Farm	466	CH030953, CH030977	MS-Calhoun, MS-Chickasaw
CH-5481-2	5481	Sleep Till Noon Hunting Club	377	CH030201, CH030225	MS-Winston
CH-5482-1	5482	Shady Grove Community Hunting Club Inc.	472	CH030076	MS-Attala
CH-5484-0	5484	Big Black Conservation League	430.16	CH030029, CH030036, CH030032	MS-Montgomery
CH-5485-0	5485	Stewart Hunting Club	429.54	CH030551, CH030544	MS-Choctaw
CH-5486-0	5486	Spotted Oak Hunting Club	405	CH030555	MS-Choctaw
CH-5487-0	5487	Prisock & Malone Hunting Club	401.43	CH030132, CH030133, CH030131, CH030134	MS-Oktibbeha
CH-5488-0	5488	Atkinson Hunting Club	523.9
CH-5488-1	5488	Atkinson Hunting Club	254	CH030094, CH030083	MS-Attala
CH-5489-0	5489	Greasy Money Hunting Club Inc.	368.06	CH030710	MS-Carroll

Schedule C - 7
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CH-5490-0	5490	Double Sign Board Hunting Club Inc	382.05	CH030115, CH030117	MS-Oktibbeha
CH-5491-0	5491	County Line Hunting Club Of Choctaw Co.	371.9	CH030113, CH030111, CH030992, CH030995, CH030997	MS-Oktibbeha, MS-Choctaw
CH-5492-0	5492	Guy Shaw's Turkey Creek Hunting Club	367	CH030719	MS-Yalobusha
CH-5493-0	5493	Joseph Vicaro	364.32	CH030542, CH030706	MS-Attala
CH-5494-2	5494	Greasy Creek Hunting Club Inc.	377	CH030533	MS-Carroll
CH-5495-0	5495	Davidson Bottom Hunting Club Inc	359	CH030621	MS-Clay, MS-Chickasaw
CH-5496-0	5496	Nations Still Hunting Club	346.15	CH030019	MS-Montgomery
CH-5497-1	5497	Hodges Hunting Club	319.34	CH030086	MS-Attala
CH-5498-0	5498	Coldwater Hunting Club	342.57	CH030691, CH030692	MS-Attala
CH-5499-0	5499	The Hole In The Wall Hunting Club	321.51	CH030054, CH030043	MS-Attala
CH-5500-0	5500	H & H Hunting Club Inc	318.95	CH030636, CH030593, CH031593	MS-Noxubee, MS-Choctaw
CH-5501-0	5501	Jd Vii Hunting Club Inc	314	CH030207	MS-Winston
CH-5502-0	5502	Scuna Deer Hunting Club Inc.	307.57	CH030659, CH030012	MS-Yalobusha
CH-5503-1	5503	Jimmy Atkins Lease	304	CH030183	MS-Webster
CH-5504-0	5504	Carrollton & Pine Hunting Club Inc.	152.2	CH030055	MS-Carroll
CH-5505-1	5505	Sparta Ridge Hunting Club Inc	888	CH030616, CH030145, CH030618, CH030619, CH030617	MS-Clay, MS-Webster, MS-Chickasaw
CH-5506-0	5506	Clear Creek Hunting Club Inc	294.62	CH030026	MS-Montgomery
CH-5507-0	5507	Mulberry Hunting Club	294.81	CH030003	MS-Montgomery
CH-5508-0	5508	B.a.r. Hunting Club	287.82	CH030975, CH030970	MS-Chickasaw
CH-5509-0	5509	Half Way Hunting Club Inc.	286.58	CH030098	MS-Carroll
CH-5510-0	5510	Rinehart Hunting Club	282.76	CH031593, CH030593	MS-Choctaw
CH-5511-0	5511	Cane Creek Hunting Club Inc	279.54	CH030114, CH030110, CH030112	MS-Oktibbeha
CH-5512-1	5512	A & K Hunting Club Inc	200	CH030628	MS-Noxubee
CH-5513-0	5513	Old Spain Hunting Club	278.57	CH030097	MS-Attala
CH-5514-0	5514	Bee C Hunting Club Inc.	265.9	CH030127, CH030130, CH030125	MS-Oktibbeha, MS-Choctaw
CH-5515-0	5515	Bright Hunting Club	384.28	CH030188	MS-Webster
CH-5516-0	5516	Ball Creek Hunting Club Of Winston Co Inc	263.9	CH030608, CH030222, CH030221, CH030609, CH030607	MS-Choctaw, MS-Winston
CH-5517-2	5517	B & B Conservation League	83	CH030082	MS-Carroll
CH-5518-0	5518	Odells Camp Hunting Club Inc	258.05	CH030038	MS-Montgomery
CH-5519-1	5519	Todd Eaves Lease	277	CH030202	MS-Winston
CH-5520-0	5520	Downing Bayou Hunting Club	244.87	CH030073, CH030584	MS-Attala, MS-Choctaw
CH-5521-1	5521	Community Hunting Club	322	CH030046, CH030039, CH030020	MS-Attala, MS-Montgomery
CH-5522-0	5522	Apple Orchard Hunting Club	240	CH030984, CH030985	MS-Choctaw
CH-5523-0	5523	Paradise Hunting Club	233.49	CH030998	MS-Choctaw
CH-5524-0	5524	Webster Co Double X Hunting Club Inc	222.31	CH030155, CH030166	MS-Webster
CH-5525-1	5525	Ivy Lake Hunting Club	243.74	CH030945	MS-Calhoun

Schedule C - 8
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CH-5526-1	5526	Turkey Slayer Hunting Club	218.85	CH030170, CH030169	MS-Webster
CH-5527-0	5527	Taylor Creek Hunting Club	215.49	CH030095	MS-Attala
CH-5528-2	5528	H&W Hunting Camp	214
CH-5529-0	5529	Hickory Hunting Club Inc.	214	CH031005	MS-Choctaw
CH-5530-0	5530	Fellowship Hunting Club Inc	209.33	CH030981, CH030983	MS-Choctaw
CH-5531-1	5531	Taylor Hunting Club	246	CH030063, CH030076	MS-Attala
CH-5532-0	5532	Little Topashaw Hunting Club	203	CH030153, CH030147, CH030264	MS-Webster
CH-5533-1	5533	Randy Basden Lease	188	CH030999	MS-Choctaw
CH-5534-0	5534	Circle D Hunting Club Inc	191.42	CH030658	MS-Grenada
CH-5535-0	5535	One Shot Hunting Club Inc	196	CH030599, CH030600	MS-Choctaw
CH-5536-0	5536	Eskridge Hunting Club Inc	191.07	CH030013	MS-Montgomery
CH-5537-0	5537	Northside Hunting Club	178.84	CH030023	MS-Attala
CH-5538-1	5538	Gum Springs Hunting Club Inc	122	CH031006	MS-Choctaw
CH-5539-0	5539	Tibby Conservation Club Inc	181	CH030586, CH030589	MS-Choctaw
CH-5540-0	5540	Whitetail Hunting Club Chickasaw Co.	180.76	CH030963	MS-Chickasaw
CH-5541-1	5541	CHHC Chapel Hill Hunting Club	176	CH030543	MS-Choctaw
CH-5542-2	5542	Hollow Point Hunting Club Of Calhoun County	167	CH030255	MS-Calhoun
CH-5543-1	5543	Robertson Hunting Club Inc	160.12	CH030534	MS-Montgomery
CH-5544-0	5544	Buchanan Ridge Hunting Club	164.14	CH030965	MS-Chickasaw
CH-5545-0	5545	H & G Hunting Club	163	CH030084	MS-Carroll
CH-5546-0	5546	Buck Hill Hunting Club	163	CH030649, CH030647	MS-Yalobusha
CH-5547-0	5547	Holcomb Hunting Club Inc	161.93	CH030051	MS-Grenada, MS-Carroll
CH-5548-1	5548	Pate Lease	161	CH030961	MS-Chickasaw
CH-5549-0	5549	Grandpas' Place	161.25	CH030089, CH030081	MS-Attala
CH-5550-0	5550	Tiny Buck Inc	160.31	CH030964	MS-Chickasaw
CH-5551-0	5551	Block B Hunting Club	160	CH030212	MS-Winston
CH-5552-0	5552	Mill Branch Hunting Club Inc	159.22	CH030104	MS-Attala
CH-5553-0	5553	M & M Hunting Club Of Gore Springs	159	CH030024	MS-Grenada
CH-5554-0	5554	Gum Branch Hunting Club Inc	158.42	CH030198	MS-Winston
CH-5555-0	5555	Old Twelve Hunting Club	155.39	CH030689	MS-Attala
CH-5556-0	5556	4-county Hunting Club Inc	154.69	CH030640	MS-Oktibbeha
CH-5558-0	5558	Wasson Boys Hunting Club Inc	148.66	CH030037	MS-Attala
CH-5559-0	5559	Cow Horn Hunting Club Inc	147.69	CH030220	MS-Winston
CH-5560-0	5560	Frolic Hunting Club Inc.	143	CH030954	MS-Calhoun
CH-5561-0	5561	Sand Creek Hunting Club Inc.	141	CH030559, CH030558	MS-Choctaw
CH-5562-0	5562	Rock Hill Hunting Club	135.41	CH030717	MS-Yalobusha
CH-5563-0	5563	Hebert Hunting Club	133.26	CH030050	MS-Attala
CH-5565-0	5565	Johnson Hunting Club	129.78	CH030109, CH031109	MS-Oktibbeha
CH-5566-0	5566	Keith Hunting Club	129	CH030162	MS-Webster
CH-5568-0	5568	Lucky 10 Hunting Club Inc	123	CH030190, CH030189	MS-Webster
CH-5569-0	5569	Bowlin Hunting Club	122.43	CH030099	MS-Attala

Schedule C - 9
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CH-5571-0	5571	Gum-branch Hunting Club	178.04	CH030571, CH030197, CH030195	MS-Choctaw, MS-Winston, MS-Oktibbeha
CH-5572-0	5572	Vcb Mad Dash Hunting Club Inc	120.2	CH030602	MS-Choctaw
CH-5574-2	5574	Avery Lease	119	CH030091	MS-Attala
CH-5575-0	5575	Six Mile Creek Hunting Club Inc.	106.97	CH030626	MS-Clay
CH-5576-0	5576	Over Yonder Hunting Club Inc.	237.65	CH030001, CH030703	MS-Montgomery
CH-5577-1	5577	Double E Hunting Club	80	CH030206	MS-Winston
CH-5578-0	5578	Price Family Hunting Club Inc	107.8	CH030106	MS-Attala
CH-5579-1	5579	Reed Creek Hunting Club	108.25	CH030541	MS-Montgomery
CH-5580-0	5580	Big Creek Hunting Club Inc.	511.43	CH030248, CH030249	MS-Calhoun
CH-5583-0	5583	Spikes Hunting Club	86	CH030136	MS-Oktibbeha
CH-5585-0	5585	Red Neck Ridge Hunting Club Inc.	85	CH030096	MS-Carroll
CH-5586-0	5586	Young Sportsmen Inc.	83.95	CH030630	MS-Noxubee
CH-5587-0	5587	Chapel Hill Game Management Llc	83.72	CH030015	MS-Attala
CH-5588-3	5588	Liberty Chapel Hunting Club	82	CH030035	MS-Attala
CH-5590-0	5590	Webster Boys Hunting Club	81	CH030182	MS-Webster
CH-5591-0	5591	Clay County Conservation Club Inc	81.28	CH030620	MS-Clay
CH-5592-0	5592	Sand Hill Hunting Club Inc	80.71	CH030100	MS-Carroll
CH-5593-0	5593	Little Glade Hunting Club Inc.	80	CH030196	MS-Winston
CH-5595-0	5595	Shilo-pisgah Wildlife Mgmt	77.23	CH030648	MS-Yalobusha
CH-5596-0	5596	Okybo Creek Hunting Club Inc	76.88	CH030690	MS-Attala
CH-5597-0	5597	Sand Road Hunting Club Inc.	74.07	CH030698	MS-Attala
CH-5598-1	5598	Still Hunters Inc.	32	CH030634	MS-Winston
CH-5599-0	5599	Bobby Edwards	68.17	CH030048	MS-Attala
CH-5600-0	5600	Four Forks Hunting Club Inc	67	CH030711	MS-Montgomery
CH-5602-2	5602	BUOD Hunting Club	60	CH030209	MS-Winston
CH-5605-1	5605	Lobutcha Hunting Club	65.71	CH030086, CH030105	MS-Attala
CH-5607-1	5607	C and C Hunting Club	39	CH030536	MS-Montgomery
CH-5609-0	5609	Choctaw Managed Area Hunting Club Inc	39.82	CH030982	MS-Choctaw
CH-5611-1	5611	BR Hunting Club	37.5	CH030224	MS-Oktibbeha, MS-Choctaw
CH-5612-0	5612	Eight Point Hunting Club	36	CH030718	MS-Yalobusha
CH-5613-1	5613	Jeff Dixon Lease	29
CH-5614-0	5614	J & J Hunting Club	15.91	CH030562	MS-Choctaw
CH-6233-0	6233	McFarland Hunting Club	282.54	CH030978	MS-Choctaw
CH-6280-0	6280	Don Sisson	202.05	CH030215, CH030216	MS-Winston
CH-6335-1	6335	Kimbrough Lease	236	CH030539	MS-Grenada
CH-6519-0	6519	Buck Killer Hunting Club	425.08	CH030137	MS-Oktibbeha
CH-6523-0	6523	Pine Knot Hunting Club	522.07	CH030651	MS-Montgomery
CH-6532-0	6532	Gore Springs Hunting Club	197.68	CH030042	MS-Grenada
CH-6536-0	6536	Keith Box Hunting Club	128.02	CH030569	MS-Choctaw
CH-6543-0	6543	Neighbors Hunting Club	154.96	CH030557	MS-Choctaw
CH-6546-0	6546	John Draper	382.23	CH030591	MS-Choctaw

Schedule C - 10
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CH-6547-0	6547	Bowie Hunting Club	179.1
CH-6565-1	6565	Peterson Hunting Club	117	CH030210	MS-Winston
CH-6622-2	6622	M and M Hunting Club	49	CH030164	MS-Webster
CH-6742-1	6742	Griffin Lease	212.3	CH030106	MS-Attala
CH-6744-1	6744	Atkinson Hunting Club	251	CH030716	MS-Attala
CH-6746-1	6746	Olive Branch Hunting Club	136.46	CH030694	MS-Attala
CH-6747-1	6747	Chapel Hill Game Management Llc	79.86	CH030009	MS-Attala
CH-6748-1	6748	PRCB Hunting Club	79.32	CH030065	MS-Attala
CH-6750-1	6750	Mike and Kathy McCollum	76.67	CH030532	MS-Attala
CH-6751-4	6751	Crosswinds Hunting Camp	177	CH030671	MS-Attala
CH-6752-1	6752	R & H Hunt Club	63.25	CH030080	MS-Attala
CH-6755-1	6755	Community Hunting Club	163.79	CH030043	MS-Attala
CH-6759-0	6759	Charles Smith Hunting Club	397.19	CH030213	MS-Winston
CH-6760-1	6760	BUOD Hunting Club	40	CH030194	MS-Winston
CH-6766-1	6766	BR Hunting Club	64.57	CH030603	MS-Choctaw
CH-6768-1	6768	H&W Hunting Camp	63.39
CH-6770-1	6770	Crawford Lease	41.46	CH030126	MS-Oktibbeha
CH-6771-3	6771	Clear Springs Hunt Club	93	CH030108	MS-Oktibbeha
CH-6772-1	6772	Johnson Hunting Club	196.67	CH030638	MS-Oktibbeha
CH-6773-1	6773	Douglastown Hunting Club	41.7	CH030639	MS-Oktibbeha
CH-6779-2	6779	M&M Hunting Club	20	CH030980	MS-Choctaw
CH-6781-0	6781	McFarland Hunting Club	64.17	CH030987	MS-Choctaw
CH-6783-0	6783	R and R Hunting Club	505.1	CH030545	MS-Choctaw
CH-6785-1	6785	Lucky's Big Buck club	54.31	CH030612	MS-Choctaw
CH-6788-2	6788	Stricklin Hunting Club	63.01	CH030583	MS-Choctaw
CH-6789-1	6789	Long Hunting Club	44.78	CH030585	MS-Choctaw
CH-6790-1	6790	H&W Hunting Camp	41.01
CH-6791-1	6791	Stewart Hunting Club	40.3	CH030547	MS-Choctaw
CH-6792-0	6792	Oak Ridge Hunting Club	239.82	CH030572, CH030575, CH030573	MS-Choctaw
CH-6795-1	6795	Harry Bryant Lease	144.84	CH030262	MS-Choctaw
CH-6797-2	6797	Harry Bryant Lease	113	CH030261	MS-Choctaw
CH-6798-1	6798	Jeff Dixon Lease	57.43	CH030556	MS-Choctaw
CH-6799-1	6799	Curtis Creek Hunting Club	75.79	CH030565	MS-Choctaw
CH-6802-1	6802	Enon Hunting Club	80.21	CH030622	MS-Clay
CH-6807-2	6807	Crossroads Pines Hunting Club	134	CH030139	MS-Pontotoc
CH-6822-1	6822	Big E Hunting Club	125	CH030103	MS-Carroll
CH-6827-2	6827	Pine Ridge Hunt Club	160	CH030672	MS-Grenada
CH-6832-2	6832	Hamblin Hunting Club	167	CH030530, CH030028	MS-Grenada
CH-6839-0	6839	Sexton Hunting Club	148.99	CH030660	MS-Yalobusha
CH-6848-2	6848	Cal-Chic Hunting Club	119	CH030972, CH030973	MS-Chickasaw
CH-6850-1	6850	Enon Hunting Club	77.95	CH030968	MS-Chickasaw
CH-6852-1	6852	Quail Ridge Hunting Club	120	CH030263	MS-Webster
CH-6855-1	6855	Shady Grove Hunting Club	73.06	CH030184	MS-Webster
CH-6856-1	6856	PRCB Hunting Club	72	CH030176	MS-Webster

Schedule C - 11
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CH-6857-0	6857	CSA Hunting Club	197.56	CH030174	MS-Webster
CH-6858-1	6858	MSDB Hunting Club	79.9	CH030163	MS-Webster
CH-6859-2	6859	Williamson Lease	200	CH030267	MS-Webster
CH-6863-2	6863	T & L Hunting Club	493	CH030161	MS-Webster
CH-6864-3	6864	PRCB Hunting Club	374	CH030159	MS-Webster
CH-6867-1	6867	Rock Hill Hunting Club	110.78	CH030269	MS-Webster
CH-6872-4	6872	Booger Den Hunting Club	764	CH030144, CH030271, CH030265, CH030150	MS-Webster
CH-6875-0	6875	Pac Hunting Club	316.24	CH030227, CH030947, CH030256	MS-Calhoun
CH-6877-0	6877	High Country Hunting Club	173.75	CH030230	MS-Calhoun
CH-6883-1	6883	Dale Reynolds Lease	206	CH030243, CH030244	MS-Calhoun
CH-6886-2	6886	Gilbert Denley Lease	159	CH030955	MS-Calhoun
CH-6890-1	6890	BR Hunting Club	35.65	CH030223	MS-Calhoun
CH-6891-1	6891	BR Hunting Club	36.05	CH030242	MS-Calhoun
CH-6898-0	6898	Cane Creek Hunting Club	451.05	CH030233, CH030232	MS-Calhoun
CH-6899-1	6899	Joshua Gunter Hunting Club	48.18	CH030582	MS-Choctaw
CH-6938-0	6938	Coleman Sanders	76.38	CH030087	MS-Attala
CH-6943-1	6943	Beck Hunting Club	20.64	CH030173	MS-Webster
CH-6949-0	6949	CR 68 Brotherhood	1029.77	CH030953, CH030974	MS-Calhoun
CH-6951-0	6951	Boyd Creek Hunting Club	274.09	CH030562	MS-Choctaw
CH-6962-2	6962	Lucky's Big Buck club	123	CH030548	MS-Choctaw
CH-6964-2	6964	A & M Hunting Club	203
CH-7004-3	7004	Fire Tower Hunting Club	262	CH030615	MS-Clay
CH-7008-0	7008	Rodgers Hunting Club	381.79	CH030047	MS-Carroll
CH-7012-2	7012	JDR Lease	207	CH030554, CH030546	MS-Choctaw
CH-7020-1	7020	Pruitt Hunting Club	43.29	CH031001	MS-Choctaw
CH-7053-0	7053	Community Hunting Club	39.25	CH030004	MS-Attala
CH-7068-0	7068	Zero Kennels Club	271.87	CH030667, CH030011	MS-Grenada
CH-11020-2	11020	Stewart's Gataway	61	CH031003	MS-Choctaw
CH-11021-0	11021	Kelly Lovorn Hunting Club	40	CH030253	MS-Calhoun
CH-11024-0	11024	BR Hunting Club	36	CH030625	MS-Clay
CH-11027-0	11027	John Patterson Lease	82	CH030540	MS-Carroll
CH-11029-0	11029	Booth Lake Hunting Club	71	CH030007	MS-Carroll
CH-11049-0	11049	Rutherford Hunting Club	104	CH030971	MS-Chickasaw
CH-11054-0	11054	Michael Burnum Lease	131
CH-11124-0	11124	A & M Hunting Club	171	CH030605	MS-Choctaw
CH-11130-0	11130	Bubba Rawles Lease	121	CH030699	MS-Carroll
CR-2851-1	2851	Emerson Hill Hunting Club	327	CR030498	AR-Calhoun
CR-2880-1	2880	S and B Hunting Club	638.12	CR030414, CR030412	AR-Ashley
CR-5615-1	5615	Arkansas Game & Fish Commission	16377.1	CR030436, CR030431, CR030435, CR030427, CR030432, CR030434, CR030430, CR030425, CR030437, CR030426, CR030438, CR030433, CR030607, CR030608, CR030648, CR030612	AR-Drew, AR-Ashley, AR-Bradley

Schedule C - 12
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CR-5616-0	5616	Word Deer Camp	3125.32	CR030507, CR030450, CR030451, CR030506, CR030510	AR-Cleveland, AR-Bradley
CR-5617-0	5617	Eubanks Hunting Club	1787.54	CR030429, CR030431, CR030430, CR030428, CR030422	AR-Drew
CR-5618-0	5618	The Bozeman Deer Camp	1343.34	CR030532, CR030409, CR030407	AR-Ashley
CR-5619-0	5619	Brown's Creek Hunting Club Inc	1900.53
CR-5619-1	5619	Brown's Creek Hunting Club Inc	1649	CR030430, CR030428, CR030429	AR-Drew
CR-5620-0	5620	Wilson New Hope Club Inc.	2072.69	CR030530, CR030422, CR030611, CR030428, CR030429, CR030431	AR-Drew
CR-5621-0	5621	Mist Camp Inc	1371.81	CR030410	AR-Ashley
CR-5622-0	5622	Red Hill Hunting Club Inc Of Ashley County	1597.61	CR030600, CR030406	AR-Ashley
CR-5623-2	5623	Wilmar Hunting Club	1944	CR030419	AR-Drew
CR-5624-1	5624	Cagle Springs Hunting Club Inc.	547	CR030477, CR030475, CR030474	AR-Calhoun
CR-5625-1	5625	John H Martin Hunting Club Inc	1408	CR030412, CR030413, CR030414	AR-Ashley
CR-5626-1	5626	Tinsman Hunting Club Inc	322	CR030471	AR-Calhoun
CR-5628-0	5628	Cochran Hunting Club Inc	1545.74	CR030413, CR030414	AR-Ashley
CR-5629-0	5629	Morgan Hunting Club Inc	1224.83	CR030510, CR030513, CR030512	AR-Cleveland
CR-5630-1	5630	Poreboy Hunting Club Inc	1448	CR030532, CR030409	AR-Ashley
CR-5631-0	5631	Post Hunting Club Inc	1490.6	CR030449	AR-Cleveland
CR-5632-0	5632	Hay Tie 75 Club Inc.	1415	CR030454, CR030453, CR030457	AR-Calhoun
CR-5633-0	5633	Chester & Arnold Hunting Club Inc.	1402	CR030474, CR030475	AR-Calhoun
CR-5634-0	5634	Smith Chapel Deer Club	1395	CR030449	AR-Cleveland
CR-5636-0	5636	Seamans Hunting Club Inc	1252.69	CR030439	AR-Ashley
CR-5637-0	5637	Tri-County Hunting Club	1260.99	CR030464, CR030462	AR-Calhoun
CR-5638-0	5638	S & H Hunting Club Inc.	1241.81	CR030513, CR030488, CR030510	AR-Cleveland, AR-Bradley
CR-5639-0	5639	Shaver-daugherty Hunting Club Inc	1215.87	CR030428	AR-Drew
CR-5640-0	5640	Thurman Deer Camp	1418.68	CR030600, CR030406	AR-Ashley
CR-5641-0	5641	Carter-stephens Hunting Club Inc	961.79	CR030600	AR-Ashley
CR-5642-0	5642	H E Deer Camp & Hunting Club Inc	961	CR030414, CR030415	AR-Ashley
CR-5643-0	5643	Moosehead Hunting Club	468.62	CR030532, CR030412	AR-Ashley
CR-5644-1	5644	Ponderosa Pine Hunting Club Inc	409	CR030416, CR030407	AR-Ashley
CR-5645-1	5645	Jack's Creek Hunting Club Inc	751	CR030480, CR030481, CR030477	AR-Calhoun
CR-5647-0	5647	Bates & Roberts Camp Inc	890.68	CR030440	AR-Ashley
CR-5648-0	5648	Drew County W-W Hunting Club Inc	924.76	CR030425, CR030428	AR-Drew, AR-Ashley
CR-5649-0	5649	B B Sullivan Hunting Club Inc	788.09	CR030440	AR-Ashley
CR-5650-0	5650	Rhodes Hunting Club Inc	761.29	CR030431	AR-Drew
CR-5651-1	5651	Mann Brothers Hunting Club	64	CR030625	AR-Bradley
CR-5652-1	5652	Bng Hunting Club	279
CR-5652-2	5652	Bng Hunting Club	217	CR030464	AR-Calhoun
CR-5653-0	5653	Daugherty's Hunting Club Inc	734.13	CR030428, CR030424, CR030422	AR-Drew
CR-5654-0	5654	Bryant Hunting Club Inc	727	CR030510	AR-Cleveland
CR-5655-0	5655	Gates Hunting Club Inc	681.61	CR030415, CR030602, CR030410	AR-Ashley

Schedule C - 13
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CR-5656-0	5656	Fatboy Hunting Club	680	CR030438, CR030426	AR-Ashley
CR-5657-2	5657	Burnside Hunting Lease	492	CR030439	AR-Ashley
CR-5658-0	5658	Taylor Hunting Club, Inc.	669	CR030419	AR-Drew, AR-Bradley
CR-5659-0	5659	Lee Kelley Hunting Club Inc	644.06	CR030440	AR-Ashley
CR-5660-0	5660	Laws Hunting Club Inc	670.81	CR030474, CR030471	AR-Calhoun
CR-5661-0	5661	Mccraney Hunting Club Inc.	610.56	CR030513, CR030515	AR-Cleveland
CR-5662-0	5662	Cabot Hunting Club Inc	569.43	CR030410, CR030532	AR-Ashley
CR-5663-0	5663	East District Hunting Club Inc	575.68	CR030412	AR-Ashley
CR-5664-0	5664	Knowles & White Hunting Club Inc	583.22	CR030430, CR030648	AR-Drew
CR-5665-0	5665	I. B. Hunting Club Inc	584	CR030418	AR-Cleveland, AR-Bradley
CR-5666-0	5666	Winstead Hunting Club	500.67	CR030419	AR-Drew
CR-5667-1	5667	B & F Hunting Club Inc	535.06	CR030413, CR030601	AR-Ashley
CR-5668-0	5668	E & H Hunting Club Inc	560.14	CR030426, CR030603, CR030605	AR-Ashley
CR-5669-0	5669	The Moro Bottoms Hunting Club Inc.	578.54	CR030452	AR-Calhoun
CR-5670-0	5670	Denton Hunting Club	617.49	CR030451, CR030508, CR030507	AR-Cleveland, AR-Bradley
CR-5671-1	5671	Saline Hunting Club Inc	812	CR030639, CR030524, CR030527, CR030528, CR030449	AR-Cleveland
CR-5672-0	5672	Longview Hunting Club Inc	548.11	CR030603, CR030426, CR030604	AR-Ashley
CR-5673-0	5673	Gee Hunting Club Inc	524.07	CR030413	AR-Ashley
CR-5675-0	5675	Adcock Hunting Club Inc.	505.2	CR030431, CR030432	AR-Drew
CR-5676-0	5676	O V Hunting Club Inc	505.91	CR030636, CR030449, CR030638	AR-Cleveland
CR-5677-0	5677	North Lacey Hunting Club Inc	497.1	CR030424	AR-Drew
CR-5679-0	5679	Dewey Brandon Hunting Club Inc	507	CR030464, CR030463	AR-Calhoun
CR-5680-2	5680	Reep Hunting Club	375	CR030500	AR-Bradley, AR-Cleveland
CR-5682-0	5682	Pine Wood Hunting Camp Inc	472.42	CR030488	AR-Bradley
CR-5683-0	5683	Bob's Hunting Club Inc.	483.33	CR030449, CR030520	AR-Cleveland
CR-5684-0	5684	Barney Allison Hunting Club Inc	458.05	CR030413	AR-Ashley
CR-5685-0	5685	Lacey Hunting Club Inc.	436.47	CR030428, CR030425	AR-Drew
CR-5686-0	5686	The Family Club	446.8	CR030452	AR-Calhoun
CR-5687-0	5687	B & C Hunting Club Inc	421.29	CR030413	AR-Ashley
CR-5688-0	5688	Marks & Broughton Hunting Club	434.78	CR030514, CR030513	AR-Cleveland
CR-5689-0	5689	Circle B Hunting Club Inc.	417	CR030513, CR030514, CR030516	AR-Cleveland, AR-Bradley
CR-5690-1	5690	Honeysuckle Hunting Club Inc	261	CR030452	AR-Calhoun
CR-5691-0	5691	Haley Creek Hunting Club Inc	391.19	CR030410	AR-Ashley
CR-5692-0	5692	Ponderosa Hunting Club Inc	363.29	CR030610, CR030422	AR-Drew
CR-5693-0	5693	Back Door Hunting Club	341.33	CR030501	AR-Cleveland
CR-5694-0	5694	Mt. Elba Hunting Club Inc	339.02	CR030522	AR-Cleveland
CR-5695-0	5695	Buck's Inc	316.48	CR030414	AR-Ashley
CR-5697-0	5697	Corinth Hunting Club Inc	301.65	CR030612, CR030613	AR-Bradley
CR-5698-1	5698	Arkansas Woodsman Club, Inc.	132	CR030481, CR030475	AR-Calhoun

Schedule C - 14
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CR-5699-0	5699	John Wallace Deer Camp Inc	275	CR030411, CR030410	AR-Ashley
CR-5700-1	5700	E & E Hunting Club Inc.	119.85	CR030502, CR030449	AR-Cleveland
CR-5701-0	5701	Big Boy's Hunting Club	266.67	CR030413	AR-Ashley
CR-5702-1	5702	B & C Hunting Club Inc	258	CR030413	AR-Ashley
CR-5703-0	5703	L C Hunting Club, Inc.	255.44	CR030407, CR030532	AR-Ashley
CR-5704-0	5704	Resident Hunting Club	257.62	CR030647, CR030616	AR-Bradley
CR-5705-0	5705	Southern Tram Hunting Club Inc.	261.02	CR030501	AR-Cleveland
CR-5706-1	5706	Atkins & Noble Hunting Club Inc	81	CR030410, CR030415	AR-Ashley
CR-5707-0	5707	Crain & Carroll Hunting Club Inc	256.05	CR030635, CR030520, CR030634	AR-Cleveland
CR-5708-0	5708	S & S Hunting Club	205.15	CR030411	AR-Ashley
CR-5710-0	5710	Rob Jones Hunting Club Inc	232.7	CR030425, CR030606	AR-Drew
CR-5712-0	5712	Triple "k" Hunting Club Inc	239	CR030449	AR-Cleveland
CR-5713-1	5713	Guy Williams Hunting Club Inc	69	CR030475	AR-Calhoun
CR-5714-0	5714	Land Camp Hunting Club Inc	221.86	CR030426	AR-Ashley
CR-5715-0	5715	Hudgin's Creek Hunting Club Inc.	216.34	CR030419	AR-Drew
CR-5717-0	5717	Crane Lake Hunting Club Inc.	223.32	CR030634, CR030633	AR-Cleveland
CR-5718-0	5718	Greenwood Hunting Club	209.27	CR030423	AR-Drew
CR-5719-0	5719	Honest Hunting Club Inc	227.6	CR030464	AR-Calhoun
CR-5720-0	5720	J & J Martin Hunting Club Inc	197.39	CR030440, CR030441	AR-Ashley
CR-5721-0	5721	G L & M Club	203	CR030506, CR030507	AR-Cleveland, AR-Bradley
CR-5722-0	5722	Skender One Hunting Club	191.84	CR030413	AR-Ashley
CR-5723-0	5723	Skender Hunting Club	191.62	CR030413	AR-Ashley
CR-5724-0	5724	White-stone Hunting Club Inc	186.29	CR030496, CR030626	AR-Bradley
CR-5726-0	5726	Nea Hunting Club Inc.	181.43	CR030449	AR-Cleveland
CR-5727-0	5727	Wilson Hunting Club	177.55	CR030449	AR-Cleveland
CR-5728-0	5728	L & W Hunting Club	161	CR030449	AR-Cleveland
CR-5730-0	5730	Swaygo Hunting Club	158.69	CR030526	AR-Cleveland
CR-5731-0	5731	Jones & Swinney Hunting Club Inc.	151.7	CR030500, CR030652	AR-Bradley
CR-5733-0	5733	Dodson Deer Camp	130.03	CR030600, CR030406	AR-Ashley
CR-5734-0	5734	New Edinburg "y" Hunting Club	134.39	CR030511	AR-Cleveland
CR-5735-0	5735	Barnett Hunting Club	130	CR030436, CR030425	AR-Drew
CR-5736-0	5736	Double L Hunting Club Inc	129.15	CR030617	AR-Bradley
CR-5737-3	5737	Genesis 27-3 Hunting Club	283	CR030415, CR030410	AR-Ashley
CR-5738-1	5738	McHarmony Hunting Club Inc.	121	CR030417	AR-Cleveland
CR-5739-0	5739	Big Buck Town South Hunting Club	123	CR030460, CR030461	AR-Calhoun
CR-5740-0	5740	Grice Hunting Club	119	CR030504	AR-Bradley
CR-5742-0	5742	Hopewell Deer Club	110.63	CR030514, CR030505, CR030516	AR-Cleveland, AR-Bradley
CR-5743-0	5743	Berea Hunting Lodge Inc.	97.43	CR030440	AR-Ashley
CR-5744-1	5744	Jordan/Withers Properties	93.47
CR-5745-0	5745	West Mt Elba Hunting Club Inc	95.5	CR030449	AR-Cleveland
CR-5747-0	5747	L & H Hunting Club Inc.	90.45	CR030419	AR-Drew
CR-5749-0	5749	Triple T Camp	81.84	CR030505	AR-Bradley

Schedule C - 15
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
CR-5751-0	5751	Tchemanahaut Hunting Club	80	CR030441	AR-Ashley
CR-5752-0	5752	Langford Hunting Club	83	CR030636	AR-Cleveland
CR-5753-0	5753	L & S Hunting Club Inc.	80.63	CR030609	AR-Drew
CR-5755-0	5755	Mcmurry Deer Camp	80.12	CR030631	AR-Bradley
CR-5756-0	5756	Livingston-marks Hunting Club Inc	82	CR030636, CR030637	AR-Cleveland
CR-5757-0	5757	Sawyer & Sons Hunting Club Inc	77.82	CR030413	AR-Ashley
CR-5758-0	5758	Ponderosa Wilderness Club Inc.	78.92	CR030630	AR-Bradley
CR-5759-0	5759	Hogskin Hunting Club	77.69	CR030467, CR030473	AR-Calhoun
CR-5760-0	5760	Pino Hunting Club	79.4	CR030640	AR-Cleveland
CR-5761-0	5761	Aaron Brandon's Hunting Club Inc	76.95	CR030442	AR-Calhoun
CR-5762-1	5762	Clary Camp	77	CR030517	AR-Cleveland
CR-5763-0	5763	McHarmony Hunting Club Inc.	71.93	CR030417	AR-Cleveland
CR-5764-0	5764	Circle Parkman & Noble	68.61	CR030517, CR030449	AR-Cleveland
CR-5767-0	5767	Wahl Branch Hunting Club Inc	42.13	CR030619	AR-Bradley
CR-5768-0	5768	Hargrave & Kelley Deer Camp	38.34	CR030627	AR-Bradley
CR-5769-0	5769	Trm Hunting Club Inc	40.1	CR030618	AR-Bradley
CR-5770-0	5770	Whiteway Hunting Club Inc.	40.49	CR030644	AR-Calhoun
CR-5771-0	5771	3006 Club	40.06	CR030646	AR-Cleveland
CR-5773-0	5773	Harrell Hunting Club Inc.	26.88	CR030480	AR-Calhoun
CR-6454-1	6454	Reese Hunting Club Inc	163.57	CR030452	AR-Calhoun
CR-6458-0	6458	Bayou Hunting Club	310.18	CR030431, CR030432, CR030422	AR-Drew
CR-6530-1	6530	D and D Hunting Club	71	CR030614	AR-Bradley
CR-6562-0	6562	Donaldson Hunting Club	920.12	CR030431, CR030422, CR030432	AR-Drew
CR-6613-1	6613	MAC Hunting Club	20	CR030478	AR-Calhoun
CR-6917-1	6917	Murphy Family Hunting Club	143	CR030415, CR030414	AR-Ashley
CR-6955-0	6955	Tate Road Hunting Club	410.61	CR030449	AR-Cleveland
CR-6998-0	6998	Hyatt Hunting Club	341.97
CR-6998-1	6998	Hyatt Hunting Club	601	CR030428, CR030429	AR-Drew
CR-6999-3	6999	Watt's Hunting Lease	220	CR030532, CR030412	AR-Ashley
CR-7013-2	7013	Pleasant Grove Hunting Club	901	CR030407, CR030532, CR030416, CR030409	AR-Ashley
CR-7055-0	7055	M3 Hunting Club	131.26	CR030414, CR030413	AR-Ashley
CR-7058-0	7058	Willard Hunting Club	79.16	CR030414	AR-Ashley
CR-11013-1	11013	M3 Hunting Club	160	CR030502	AR-Cleveland
CR-11016-1	11016	S and B Hunting Club	249	CR030532, CR030412, CR030409	AR-Ashley
CR-11017-0	11017	L n L Hunting Club	505	CR030416, CR030407	AR-Ashley
CR-11022-0	11022	Triple E Hunting Club	164	CR030410	AR-Ashley
CR-11033-0	11033	Moss Back Hunting Club	117	CR030500	AR-Bradley
CR-11043-0	11043	Barry Pearson	164	CR030439	AR-Ashley
CR-11133-0	11133	6/J Primitive Hunting Club	795	CR030439, CR030440	AR-Ashley
KI-2879-2	2879	The Blue Crew Hunting Club	452	KI030905	OK-Pushmataha
KI-5775-1	5775	Little Ponderosa Hunting Club	9418	KI030910, KI030276	OK-Pushmataha
KI-5776-0	5776	Horns & Thorns Ltd	5984.07	KI030916	OK-Pushmataha
KI-5777-0	5777	Possum Creek Hunting Club	5384.84	KI030915	OK-Pushmataha

Schedule C - 16
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
KI-5778-0	5778	Sobol Tower Hunting Club	3139.25	KI030900, KI030899	OK-Choctaw
KI-5779-0	5779	Fobb Ridge Hunting Association	2280.92	KI030910	OK-Pushmataha
KI-5780-1	5780	Kiamichi Hunt Club	2271.94	KI030915	OK-Pushmataha
KI-5781-0	5781	Blue Line Hunting Club	2110.42	KI030276	OK-Pushmataha
KI-5782-0	5782	Little River Social Club	1769.37	KI030905	OK-Pushmataha
KI-5783-0	5783	Fish Creek Hunting Club	1860.86	KI030905	OK-Pushmataha
KI-5784-0	5784	Colbert Hunting Club	1820.99	KI030276	OK-Pushmataha
KI-5785-3	5785	Brick Hunting Club	1455	KI030915, KI030922	OK-Pushmataha
KI-5786-0	5786	Blackjack Hunters Association	1658.57	KI030905	OK-Pushmataha
KI-5787-0	5787	Broken Arrow Hunt Club	1379.72	KI030276	OK-Pushmataha
KI-5789-0	5789	Hang 'em High Hunting Club	1108.81	KI030915	OK-Pushmataha
KI-5790-0	5790	Whitetail Warrior Hunting Club	1315.56	KI030915	OK-Pushmataha
KI-5791-0	5791	Trails End Hunting Club	681.62	KI030907, KI030920	OK-Pushmataha
KI-5792-0	5792	Hairrell Hunting Club	1074.17	KI030276	OK-Pushmataha
KI-5793-0	5793	M N & N Inc	1067.7	KI030910	OK-Pushmataha, OK-Atoka
KI-5794-0	5794	Robinson Hollow Hunting Club	1055.79	KI030915	OK-Pushmataha
KI-5796-0	5796	Buddies Too Hunting Club Inc	654.82	KI030905	OK-Pushmataha
KI-5797-0	5797	Circle T Hunting Club	949.8	KI030915	OK-Pushmataha
KI-5798-0	5798	Buffalo Creek Hunting Club	949.03	KI030910	OK-Pushmataha
KI-5799-0	5799	One Buck At A Time Club	1241.2	KI030915	OK-Pushmataha
KI-5800-0	5800	Wall's Hunting Club	458.85	KI030905	OK-Pushmataha
KI-5801-0	5801	Mill Creek Hunting Club	905.97	KI030905	OK-Pushmataha
KI-5802-0	5802	Sdhc	848.7	KI030920, KI030915	OK-Pushmataha
KI-5803-1	5803	Two Dogs Hunting Club	830	KI030917	OK-Pushmataha
KI-5805-1	5805	Team Billy Hunt Club	515.23	KI030915	OK-Pushmataha
KI-5806-1	5806	Pine Creek Mountain Club	749	KI030910	OK-Pushmataha
KI-5807-0	5807	The Wolf Pack Hunting Club	1184.89	KI030917	OK-Pushmataha
KI-5808-0	5808	Wildcat Mountain Hunting Club Inc	728.08	KI030910	OK-Pushmataha
KI-5809-0	5809	B & B Hunting Club	1851.42	KI030276	OK-Pushmataha
KI-5811-0	5811	Marble Creek Rod & Gun Club	666.22	KI030910	OK-Pushmataha
KI-5813-1	5813	Peavy Creek Hunting Club	627	KI030276	OK-Pushmataha
KI-5814-0	5814	Red Hawk Hunting Club	956.39	KI030910	OK-Pushmataha
KI-5816-0	5816	Hillbilly Hunters Association	583.19	KI030916	OK-Pushmataha
KI-5822-0	5822	G & G Hunting Club	528.24	KI030276	OK-Pushmataha
KI-5823-0	5823	Salt Lick Hunting Club	504.99	KI030910	OK-Pushmataha
KI-5825-0	5825	Econtuchka Hunt Club	468	KI030276	OK-Pushmataha
KI-5831-0	5831	Sam Davis Hunting Club	270.85	KI030900	OK-Choctaw
KI-5832-0	5832	Tram Hunting Club	267.89	KI030901	OK-Choctaw
KI-5839-0	5839	Clay Hunting Club	21.8	KI030915, KI030922	OK-Pushmataha
KI-5840-0	5840	Caney Creek Hunting Club	1205.9	KI030917	OK-Pushmataha
KI-6473-0	6473	Jim Barker	404.77	KI030898	OK-Choctaw
KI-6533-1	6533	Duncan Lease	429.19	KI030907	OK-Pushmataha
KI-6534-2	6534	Wingfield Hunting Club	1487	KI030905	OK-Pushmataha

Schedule C - 17
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
KI-6538-0	6538	Crumb Creek Hunting Club	2273.86	KI030276	OK-Pushmataha
KI-6567-0	6567	Vandever Plus 3 Hunting Club	78.67	KI030900	OK-Pushmataha
KI-6590-1	6590	Five Point Hunting Club I	94.48	KI030900	OK-Choctaw
KI-6592-2	6592	Kenneth Wesley Lease	497	KI030900	OK-Pushmataha, OK-Choctaw
KI-6593-1	6593	Oklahoma Department of Wildlife Conservation	569	KI030912, KI030919	OK-Pushmataha
KI-6600-0	6600	Box L Huning Lease	136.88	KI030913	OK-Pushmataha
KI-6601-1	6601	Alexander Trail Hunting Club	239.69	KI030904	OK-Pushmataha
KI-6604-1	6604	Team Billy Hunt Club	447	KI030915	OK-Pushmataha
KI-6937-0	6937	Big D Hunting Club	686.81	KI030915	OK-Pushmataha
KI-6967-0	6967	Outback Hunting Club	447.95	KI030915	OK-Pushmataha
KI-6969-1	6969	Spring Creek Hunting Club	1070.79	KI030276	OK-Pushmataha
KI-7051-1	7051	Kirk Casper Hunt Club	173	KI030915, KI030922	OK-Pushmataha
KI-7057-3	7057	West Fork Hunting Club	5603	KI030920, KI030915	OK-Pushmataha
OU-2883-1	2883	Wesley Thompson Lease	82.83	OU030871	OK-Mccurtain
OU-2890-0	2890	Oklahoma Department of Wildlife Conservation	21465.18
OU030856, OU030836, OU030831, OU030838, OU030830, OU030841, OU030834, OU030850, OU030852, OU030854, OU030857, OU030863, OU030845, OU030864, OU030847, OU030858, OU030853, OU030839, OU030846, OU030890, OU030842, OU030867, OU030848, OU030851, OU030870, OU030897, OU030866, OU030972, OU030832, OU030273, OU030828, OU030872, OU030859, OU030861, OU030833, OU030843, OU030835
					OK-Mccurtain, OK-Le Flore
OU-5841-0	5841	Six Mile Hunting Club Inc	2493.98	OU030883, OU030881	AR-Polk
OU-5842-0	5842	Mena Hunting Club	1111	OU030885, OU030889	AR-Polk
OU-5843-0	5843	Fairless Hunting Club Inc	984.05	OU030893	AR-Polk
OU-5844-0	5844	Slate Creek Hunting Club Inc	843.11	OU030882, OU030874	AR-Polk
OU-5845-0	5845	Tall Peak Hunting Club Inc	737.66	OU030883	AR-Polk
OU-5846-0	5846	Teakettle Hunting Club	1268.25	OU030892, OU030888	AR-Polk
OU-5847-0	5847	Vandervoort Local Bunch Inc	774.29	OU030879, OU030880	AR-Polk
OU-5848-0	5848	Bailey Hunting Club	554.99	OU030883	AR-Polk
OU-5849-0	5849	O & R Hunting Club Inc	504.09	OU030893	AR-Polk
OU-5850-0	5850	Horns & Hounds Hunting Club Inc	305.01	OU030886	AR-Polk
OU-5851-2	5851	Wilderness Hunt Club	118	OU030275	AR-Polk
OU-5852-0	5852	Barfield's Hunting Club	201.02	OU030895	AR-Sevier
OU-5853-0	5853	No Guarantees Hunting Club	160	OU030877	AR-Polk
OU-5854-0	5854	Bill Barrett Deer Camp Inc	155.81	OU030898	AR-Polk
OU-5855-0	5855	Buffalo Creek Hunting Club, Inc.	113.11	OU030879	AR-Polk
OU-5856-0	5856	Twin Pine's Hunting Club	92.98	OU030879	AR-Polk
OU-6356-0	6356	Buckeye Mtn Hunting Club	547.92	OU030860	OK-Mccurtain
OU-6549-0	6549	Otter Creek Hunting Club	765.75	OU030865, OU030868	OK-Mccurtain
OU-6550-0	6550	Pine Mt. Springs Hunting Club	316.57	OU030862	OK-Mccurtain

Schedule C - 18
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
OU-6551-0	6551	Bull Creek Country Club	559.41	OU030860, OU030869, OU030855, OU030868	OK-Mccurtain
OU-6552-2	6552	Brushy Creek Boys	932	OU030860	OK-Mccurtain
OU-6554-0	6554	Joe Mccown Hunting Club	50.51	OU030840	OK-Mccurtain
OU-6555-0	6555	Walnut Ridge Hunting Club	881.13	OU030871, OU030840	OK-Mccurtain
OU-6556-0	6556	Five S Hunting Club	154.61	OU030871	OK-Mccurtain
OU-6557-0	6557	Amos Dixon Hunting Club	182.01	OU030896	OK-Mccurtain
OU-6628-1	6628	Steve Olive Lease	79.36	OU030894	AR-Polk
OU-6629-1	6629	Twin Pine's Hunting Club	117.49	OU030888	AR-Polk
OU-6630-5	6630	Hudson Hunt Club	310
OU-6631-0	6631	Sam Williams Mt Hunting Club	183.12	OU030868, OU030869, OU030865	OK-Mccurtain
OU-6728-2	6728	Joshua Oglesby Lease	121	OU030890, OU030845	OK-Mccurtain
OU-6966-0	6966	Bouncer Hunting Club	3170.57	OU030831, OU030833, OU030830, OU030274, OU030835	OK-Le Flore, OK-Mccurtain
OU-11048-0	11048	Nancy Gap Hunting Club	74	OU030860	OK-Mccurtain
PE-2894-1	2894	Huckleberry Hunting Club 1	493.77	PE030823	GA-Ware
PE-5860-0	5860	Georgia Department Of Natural Resources	6787.93	PE030732, PE030941, PE030728, PE030729, PE030939, PE030724, PE030940, PE030727, PE030730, PE030726, PE030725	GA-Pierce, GA-Wayne, GA-Brantley
PE-5861-1	5861	Thompson Hardwood, Inc.	3193.69	PE030923, PE030924, PE030925	GA-Wheeler
PE-5862-1	5862	Williams Hunting Lease	2169.19	PE030753, PE030754	GA-Bacon
PE-5863-1	5863	Comanche Hunting Club	1011.6	PE030744, PE030743, PE030742	GA-Appling
PE-5864-1	5864	Trevor Singleton	1958.23	PE030936, PE030935	GA-Telfair, GA-Jeff Davis
PE-5865-0	5865	Kelly Griffis	1655.43	PE030800, PE030799	GA-Ware
PE-5866-0	5866	Offerman Hunt Club	1819.38	PE030733, PE030731	GA-Pierce, GA-Brantley
PE-5867-0	5867	David Livingston	1155.96	PE030938, PE030937	GA-Telfair, GA-Wheeler
PE-5868-2	5868	Ten Mile Hunting Club	1333	PE030827	GA-Appling
PE-5869-0	5869	J.T. Byrd Lease	1395.91	PE030736	GA-Pierce
PE-5871-0	5871	Fernwood Hunting Club, Inc.	1302.43	PE030797, PE030798	GA-Ware
PE-5872-0	5872	Chuck Humphrey	1608	PE030804, PE030943, PE030803, PE030942	GA-Coffee
PE-5874-0	5874	Jason Gilliard	1210.72	PE030764, PE030763, PE030762	GA-Bacon
PE-5875-0	5875	Swamp Ga Trophy Bucks	1048.52
PE-5876-0	5876	Don Mccormick	1426.43	PE030737, PE030739, PE030738	GA-Appling
PE-5877-0	5877	Little Satilla Hunting Club	945.8	PE030722	GA-Pierce
PE-5878-0	5878	The Buck Stop Here	827	PE030930, PE030931	GA-Telfair
PE-5879-0	5879	Timber Ghost Hunting Club	978.13	PE030755, PE030756	GA-Bacon
PE-5880-1	5880	Red Oak Hunt Club	783.24	PE030779, PE030777A	GA-Appling
PE-5881-0	5881	Robert Westberry	697.62	PE030930	GA-Telfair
PE-5882-1	5882	New Lacy Hunting Club	732.54	PE030755	GA-Bacon
PE-5883-1	5883	David Bailey	804.39	PE030752	GA-Bacon
PE-5884-0	5884	Big Creek Hunting Club	647.85	PE030735	GA-Pierce

Schedule C - 19
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
PE-5885-0	5885	Steve Bennett	640.39	PE030760	GA-Bacon
PE-5886-0	5886	Victor Garrett	483.47	PE030782	GA-Ben Hill
PE-5887-0	5887	Southern Tines Club	520.07	PE030772	GA-Appling
PE-5889-0	5889	Zoo Hunting Club	488.08	PE030801	GA-Coffee
PE-5892-0	5892	Kenny Sapp	467.76	PE030741	GA-Appling
PE-5893-1	5893	Store Set Hunting Club	490.37	PE030734	GA-Pierce
PE-5894-5	5894	Greg Davis Lease	253
PE-5894-6	5894	Greg Davis Lease	253	PE030751	GA-Bacon
PE-5895-0	5895	Bruce Bailey	478.24	PE030750	GA-Bacon
PE-5896-1	5896	Wesley Hunting Club	206.4	PE030933	GA-Telfair
PE-5897-0	5897	144 Hunt Club	446.73	PE030826	GA-Appling
PE-5898-0	5898	Black Oak Hunting Club	106.17	PE030766, PE030765	GA-Bacon
PE-5899-1	5899	Trent Long	473.66	PE030796	GA-Ware
PE-5900-0	5900	Soggy Bottom Gun Club	406.86	PE030780	GA-Appling
PE-5901-0	5901	Lonnie Weaver	406.5	PE030781, PE030780	GA-Appling
PE-5903-0	5903	Whitetail Hunting Club	315.63	PE030927	GA-Telfair
PE-5904-0	5904	Rickey Corbitt	302.35	PE030928	GA-Telfair
PE-5905-0	5905	Buckeye Hunting Club	337.35	PE030771	GA-Appling
PE-5906-0	5906	Reggie Bell	332.85	PE030747	GA-Appling
PE-5907-0	5907	Peacock Hunting Club	320.23	PE030778	GA-Appling
PE-5908-1	5908	6 Point Hunting Club	308.86
PE-5908-2	5908	6 Point Hunting Club	308	PE030749	GA-Appling
PE-5910-1	5910	Woody Fowl Hunting Club	298.9	PE030773	GA-Appling
PE-5912-0	5912	Michael Franck	263.42	PE030921	GA-Wheeler
PE-5914-0	5914	Salt Spring Hunting Club	245.61	PE030767	GA-Ware
PE-5916-0	5916	Soggy Bottom	225.15	PE030761	GA-Coffee
PE-5917-0	5917	Gator Club	199.69	PE030748	GA-Appling
PE-5918-1	5918	Wesley Hunting Club	150.74	PE030929	GA-Telfair
PE-5919-1	5919	Piney Wood Hunting Club	164.57	PE030922	GA-Wheeler
PE-5920-0	5920	Otis Douglas	126.42	PE030758	GA-Bacon
PE-5921-1	5921	Buck's Lake Hunting	98	PE030770	GA-Appling
PE-5922-0	5922	Art Shuman	94.57	PE030776	GA-Appling
PE-6118-0	6118	Cornelius Farms Hunting Club	443.18
PE-6517-0	6517	Gibson Hunting Club	940.92	PE030795, PE030794	GA-Ware
PE-6518-0	6518	Turpentine Hunting Club	606.67	PE030786, PE030785	GA-Ware, GA-Bacon
PE-6521-0	6521	Paramore Hunting Club	106.18	PE030926	GA-Telfair
PE-6526-0	6526	Hightower Plantation Hunting Club	786.27	PE030792, PE030793	GA-Ware
PE-6539-0	6539	Hwy 121 Hunting Club	203.97	PE030745	GA-Appling
PE-6564-1	6564	Steve Young Hunting Club	4597.64
PE-6564-2	6564	Steve Young Hunting Club	4597	PE030789, PE030787, PE030791, PE030783, PE030788, PE030784, PE030790	GA-Ware
PE-6576-1	6576	Kville Hunting Club	282.71	PE030746	GA-Appling
PE-6577-0	6577	Tatum Hunting Club	522.51	PE030824	GA-Ware

Schedule C - 20
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
PE-6952-1	6952	JSA Hunting Club	623	PE030765, PE030768, PE030764	GA-Bacon, GA-Ware
PE-6961-0	6961	Wesley Hunting Club	212.17	PE030934	GA-Telfair
PE-7007-1	7007	Redwood	703.38
PE-7007-2	7007	Redwood Hunting Club	703	PE030765, PE030769, PE030768	GA-Bacon, GA-Ware
PE-7054-1	7054	Shady Oaks Hunt Club	333	PE030740	GA-Appling
PE-7056-0	7056	Airport Hunting Club	189.9	PE030774	GA-Appling
PE-11025-0	11025	Thompson Hardwood, Inc.	419	PE030924	GA-Wheeler
PE-11127-0	11127	Stitt Hunting Club	63	PE030827	GA-Appling
WH-2985-1	2985	White Oak Whitetails	93	WH030288	NC-Bladen
WH-5924-0	5924	Simmons Bay Hunting Club, Inc.	5296.58	WH030374, WH030376	NC-Columbus
WH-5925-0	5925	Pearce Hunting Club	3867.05	WH030398	SC-Florence
WH-5926-0	5926	Big Bay	3245.33	WH030386, WH030353	NC-Columbus
WH-5928-0	5928	Old Dock Hunting Club Inc.	3003.93	WH030364	NC-Columbus, NC-Brunswick
WH-5929-1	5929	Council Ridge Hunting Club	2959.77
WH-5929-2	5929	Council Ridge Hunting Club	2282	WH030338, WH030337, WH030340	NC-Columbus
WH-5930-2	5930	Cat Tail Bay Hunting Club	2452	WH030355, WH030361	NC-Columbus
WH-5931-0	5931	L.C. Clewis Hunting Club	3145.13	WH030357, WH030352, WH030345, WH030358	NC-Columbus
WH-5932-0	5932	Poor Boys Hunting Club	2095.93	WH030348, WH030359	NC-Columbus
WH-5933-1	5933	Seven Mile Hunting Club	6811	WH030358, WH030350, WH030342, WH030349, WH030356, WH030344, WH030343	NC-Columbus
WH-5935-0	5935	Woodstone Hunting Club, Inc.	532.18	WH030404, WH030400	SC-Florence, SC-Darlington
WH-5937-0	5937	Dothan Hunting Club	847.23	WH030380	NC-Columbus
WH-5938-0	5938	Bethany Hunting Club	756.09	WH030278, WH030280, WH030277	NC-Cumberland
WH-5939-0	5939	Buckhead Hunting Club, Inc.	712.31	WH030328	NC-Columbus
WH-5940-1	5940	Long Shot Hunting Club	701
WH-5940-2	5940	Job Site Hunting Club	701	WH030382, WH030383	NC-Brunswick
WH-5941-0	5941	Community Hunt Club	513	WH030393	SC-Florence
WH-5942-1	5942	Rowan Hunting Club	296.23	WH030276	NC-Bladen
WH-5943-1	5943	No Dog Club	626.67	WH030347	NC-Brunswick
WH-5944-0	5944	The New East Howellsville Htg & Fishing Club, Inc	592.38	WH030293	NC-Robeson
WH-5945-0	5945	Demir Bastug	449.3	WH030294	NC-Bladen
WH-5946-0	5946	Waccamaw River Swamp Hunting Club, Inc.	505.15	WH030336	NC-Columbus
WH-5947-0	5947	Elkton Hunting Club	472.23	WH030304	NC-Bladen
WH-5948-0	5948	Grissett Swamp	471.68	WH030367	NC-Columbus
WH-5949-0	5949	Long Bay Hunting Club	464.68	WH030379	NC-Brunswick
WH-5950-0	5950	Cameron Whisnant	284.14	WH030403	SC-Florence
WH-5951-0	5951	Finksters Hunt Club	300.49	WH030394	SC-Darlington
WH-5952-0	5952	Big Bay Hunting Club	432.73	WH030391	NC-Brunswick

Schedule C - 21
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
WH-5954-0	5954	Honey Hill Hunting Club, Inc.	371.97	WH030387, WH030336, WH030334	NC-Columbus
WH-5955-0	5955	Firebreak Hunting Club	276.26	WH030396	SC-Florence
WH-5956-2	5956	Bullard Hunting Club	341.01	WH030333, WH030332	NC-Columbus
WH-5957-0	5957	Cedar Bay Hunting Club	337.61	WH030316	NC-Columbus
WH-5958-0	5958	South Bladen Hunting Club, Inc.	294.52	WH030303	NC-Bladen
WH-5959-0	5959	Beaver Dam Hunt Club	279.41	WH030281	NC-Cumberland
WH-5960-0	5960	Briar Creek Hunting Club, Inc.	167.43	WH030309	NC-Columbus
WH-5961-1	5961	James McKenzie Hunting Club	199.78
WH-5961-2	5961	Danny Wilson Lease	199	WH030397	SC-Florence
WH-5963-3	5963	Randy Bumgarner Lease	82	WH030362	NC-Columbus
WH-5964-0	5964	John Stocks	219.7	WH030369	NC-Columbus
WH-5965-0	5965	David Gooden (c & D Hunting Club)	217.87	WH030297	NC-Bladen
WH-5966-0	5966	Hayes Hunt Club	212.46	WH030323, WH030321	SC-Dillon
WH-5967-0	5967	Winona Hunting Club	155.47	WH030398	SC-Florence
WH-5968-0	5968	Myrtle Head Hunting Club	78.19	WH030371	NC-Brunswick
WH-5969-0	5969	Balance Farm Hunting Club	1031.9	WH030285, WH030283	NC-Bladen, NC-Robeson
WH-5970-0	5970	Dale Sellers	183.36	WH030325	NC-Columbus
WH-5971-0	5971	West Hunting Club	168.94	WH030319	NC-Columbus
WH-5972-0	5972	Poderoso Club	174.41	WH030296	NC-Bladen
WH-5973-0	5973	Lee's Lake Hunting Club	170.57	WH030354	NC-Columbus
WH-5975-1	5975	242 Track Lease	157	WH030287	NC-Bladen
WH-5976-0	5976	White Marsh Hunting Club	148.16	WH030329	NC-Columbus
WH-5977-0	5977	Malpass Town Hunting Club	144.3	WH030330	NC-Columbus
WH-5978-0	5978	Jackie White	375.33	WH030385, WH030377	NC-Brunswick
WH-5979-0	5979	Cumbee's Club	127.78
WH-5979-1	5979	Register Lease	127	WH030388	NC-Columbus
WH-5981-0	5981	Tall Tines Hunting Club	116.59	WH030311	NC-Columbus
WH-5982-0	5982	David Freeman	76.9	WH030392	SC-Florence
WH-5983-0	5983	Plum Creek Hunting Club	98.72	WH030312	SC-Dillon
WH-5986-0	5986	Brass Hill Hunting Club	105.34	WH030302	NC-Pender
WH-5987-0	5987	Big "t" Hunt Club	89.28	WH030322	NC-Columbus
WH-5988-0	5988	Ray F. Baldwin	77.42	WH030313	NC-Columbus
WH-5989-0	5989	Blizzard Bay Club	76.52	WH030339	NC-Columbus, NC-Brunswick
WH-5991-0	5991	Ray Hunting Club	71.76	WH030363	NC-Columbus
WH-5992-0	5992	L.C. Clewis	99.2	WH030345	NC-Columbus
WH-5993-0	5993	Big Branch Hunting Club	66.8	WH030331	NC-Columbus
WH-5994-0	5994	Kenneth Willoughby	62.32	WH030299	NC-Robeson
WH-5996-0	5996	The Youseys	44.71	WH030307	NC-Bladen
WH-5997-0	5997	Lisbon	39.1	WH030301	NC-Bladen
WH-5999-0	5999	Darden Hunting Club	1073.46	WH030306	NC-Bladen
WH-6000-0	6000	Newton's Crossroads	151.75	WH030292	NC-Pender
WH-6525-0	6525	Jones Hunting Club	1591.84	WH030381	NC-Brunswick

Schedule C - 22
sf-3683812

Hunt Leases
Lease	Serial	Club	Total Acres	Compartments	Counties
WH-6570-0	6570	Tower Mountain	198.45	WH030326	SC-Dillon
WH-6571-1	6571	Richardson Road Lease	66.15	WH030372	NC-Columbus
WH-6572-0	6572	Adam Branch Hunting Club	49.63	WH030314	NC-Columbus
WH-6574-0	6574	Harry Mclean Hunting Club	83.84	WH030308	NC-Robeson
WH-7002-0	7002	Vance Davis Hunt Club	104.37	WH030310	NC-Columbus
WH-7019-0	7019	James Rybak Hunting Club	98.32	WH030320	SC-Dillon
WH-11128-0	11128	Robert Stocks Lease	56.67	WH030378	NC-Columbus

Offices Lease
Agreement Title	Effective Date	Expiration Date	Address	Other Party
Lease Agreement	07/01/16	07/01/17	1100A Hwy. 71 South Mena, Arkansas	Loren T. Whisenhunt and Linda J. Whisenhunt
Commercial Lease Agreement	01/15/15	12/31/18	1729 S. Georgia Pkwy. W Waycross, Georgia	John E. Sasser

Schedule C - 23
sf-3683812

SCHEDULE D

TIMBER SALE AGREEMENTS

Timber Sale Agreements
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
Log Purchase Agreement	16388.00	Antlers	12/31/16	12/31/17	Huber Engineered Wood LLC
Log Purchase Agreement	16866.00	Antlers	01/01/16	12/31/16	Weyerhaeuser NR Company
Log Purchase Agreement	17924.00	Antlers	06/22/16	10/01/16	Weyerhaeuser NR Company
Log Purchase Agreement	17942.00	Antlers	11/01/15	10/31/18	International Paper
Log Sales	15295.00	Monticello	01/01/16	12/31/16	Anthony Forest Products Company
Log Sales	15296.00	Monticello	01/01/16	12/31/16	Anthony Timberlands, Inc.
Log Sales	15302.00	Monticello	01/01/16	12/31/16	Idaho Timber of Carthage, LLC
Log Sales	15304.00	Monticello	01/01/16	12/31/16	LTY Operations
Log Sales	15305.00	Monticello	01/01/16	12/31/16	Maximum Forestry, LLC
Log Sales	15307.00	Monticello	01/01/16	12/31/16	Timber Logistics, Inc.
Log Sales	15307.00	Monticello	01/01/16	12/31/16	Timber Logistics, Inc.
Log Sales	15309.00	Monticello	01/01/16	12/31/16	West Fraser Inc
Log Sales	15310.00	Monticello	01/01/16	12/31/16	WLS Sawmill, Inc.
Log Sales	15334.00-15334.01	Antlers	01/01/16	12/31/16	Huber Engineered Wood LLC
Log Sales	15366.00-15366.02	Antlers	01/01/16	12/31/16	West Fraser Inc
Log Sales	15562.00	Monticello	01/01/16	12/31/16	McFarland Cascade Holdings, Inc.
Log Sales	15698.00	Antlers	01/05/16	12/31/16	Tedder Brothers INC.
Log Sales	15708.00	Wilmington	01/01/16	01/01/17	Langdale Forest Products
Log Sales	15718.00	Wilmington	01/04/16	01/01/17	Gilman Building Products, LLC
Log Sales	15731.00-15731.07	Flowood	01/01/16	12/31/16	Westervelt Pellet 1, LLC
Log Sales	15745.00-15745.01	Wilmington	01/01/16	12/31/16	Cox Industries, Inc.
Log Sales	15875.00	Antlers	01/01/16	12/31/16	Julian Lumber Company Inc.
Log Sales	15887.00	Flowood	01/01/16	12/31/16	Brown Wood Preserving Co Inc
Log Sales	15890.00	Flowood	01/01/16	12/31/16	Southeastern Timber Products, LLC
Log Sales	15898.00	Antlers	01/05/16	12/31/16	Tedder Brothers, Inc.
Log Sales	15958.00	Wilmington	01/18/16	01/01/17	Klausner Lumber One, LLC
Log Sales	15959.00-15959.01	Wilmington	01/01/16	12/31/16	West Fraser Inc
Log Sales	15998.00-15998.01	Flowood	01/01/16	12/31/16	Hankins Lumber Co., Inc.
Log Sales	16010.00	Wilmington	01/03/16	12/31/16	Chestnutt Logging

Schedule D - 1
sf-3683812

Timber Sale Agreements
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
Log Sales	16479.00-16479.01	Wilmington	03/02/16	09/30/16	IVP Forest Products LLC
Log Sales	16642.00-16642.04	Flowood	01/01/16	12/31/16	Georgia Pacific WFS LLC
Log Sales	16975.00	Wilmington	04/27/16	04/27/17	Canfor Southern Pine, Inc.
Log Sales	17154.00	Flowood	05/11/16	12/31/16	Rives and Reynolds Lumber Co., Inc.
Log Sales	17155.00	Flowood	05/11/16	12/31/16	Attala Hardwoods
Log Sales	17277.00	Wilmington	05/24/16	12/31/16	Edwards Timber Company, Inc.
Log Sales	17313.00	Wilmington	05/31/16	12/31/16	Westrock CP, LLC
Log Sales	17314.00	Wilmington	05/31/16	12/31/16	Westrock CP, LLC
Log Sales	17617.00	Antlers	07/07/16	12/31/16	Teal-Jones Lumber LLC
Log Sales	17767.00	Wilmington	07/20/16	12/31/16	New South Lumber Company, Inc. A Division of Canfor
Log Sales	14858.00-14858.01	Wilmington	10/12/15	03/31/17	New South Lumber Company, Inc. A Division of Canfor
Log Sales	14891.00-14891.01	Wilmington	10/12/15	03/31/17	New South Lumber Company, Inc. A Division of Canfor
Log Sales	15256.00-15256.02	Monticello	12/02/15	12/02/16	Drax Biomass Inc.
Log Sales	15294.00-15294.01	Monticello	01/01/16	12/31/16	AA Land & Timber, Inc.
Log Sales	15297.00-15297.05	Monticello	01/01/16	12/31/16	Clearwater Paper Corporation
Log Sales	15303.00-15303.01	Monticello	01/01/16	12/31/16	Interfor U.S. Inc.
Log Sales	15306.00-15306.01	Monticello	01/01/16	12/31/16	Potlatch Land and Lumber, LLC
Log Sales	15308.00-15308.01	Monticello	01/01/16	12/31/16	West Fraser Inc
Log Sales	15702.00-15702.01	Wilmington	01/04/16	01/01/17	Georgia Biomass, LLC
Log Sales	15705.00-15705.05	Wilmington	01/03/16	01/01/17	GP Cellulose GmbH
Log Sales	15711.00-15711.01	Wilmington	01/01/16	01/01/17	HWP Procurement
Log Sales	15717.00-15717.01	Wilmington	01/01/16	01/01/17	Interfor US, Inc.
Log Sales	15729.00-15729.01	Wilmington	01/04/16	01/01/17	Rayonier Performance Fibers, LLC
Log Sales	15740.00-15740.01	Wilmington	01/04/16	01/01/17	Beach Timber Company, Inc.
Log Sales	15741.00-15741.02	Wilmington	01/01/16	09/30/16	New South Lumber Company, Inc. A Division of Canfor
Log Sales	15742.00-15742.02	Wilmington	01/01/16	09/30/16	New South Lumber Company, Inc. A Division of Canfor

Schedule D - 2
sf-3683812

Timber Sale Agreements
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
Log Sales	15815.00-15815.01	Monticello	01/01/16	12/31/16	Evergreen Packaging, Inc.
Log Sales	15850.00-15850.13	Monticello	01/01/16	12/31/16	Georgia Pacific WFS LLC
Master Supply Agreement	16459.00-16459.01	Wilmington	03/01/16	02/28/19	WestRock CP LLC
Pay As Cut	10344.00-10344.02	Monticello	10/28/14	09/30/16	Georgia-Pacific, LLC
Pay As Cut	10345.00-10345.02	Monticello	10/28/14	09/30/16	Georgia-Pacific, LLC
Pay as Cut	11855.00-11855.01	Flowood	01/29/15	12/30/16	Timberland Harvesters LLC
Pay as Cut	14158.00-14158.01	Monticello	07/20/15	12/31/16	Regions Forest Services, LLP
Pay as Cut	14288.00-14288.02	Antlers	08/05/15	12/31/16	Battles Forestry LLC
Pay as Cut	14456.00	Wilmington	08/28/15	08/28/16	Edwards Timber Company, Inc.
Pay as Cut	14790.00-14790.01	Monticello	10/06/15	12/31/16	Timber Logistics, Inc.
Pay as Cut	14909.00-14909.01	Flowood	10/20/15	10/20/16	Timberland Harvesters LLC
Pay as Cut	15195.00	Antlers	11/20/15	12/31/16	Battles Forestry LLC
Pay as Cut	15291.00-15291.02	Flowood	12/08/15	12/31/16	Timberland Harvesters LLC
Pay as Cut	15412.00	Antlers	12/28/15	12/31/16	Battles Forestry LLC
Pay as Cut	15638.00-15638.02	Flowood	12/30/15	12/31/16	Timberland Harvesters LLC
Pay as Cut	15948.00	Antlers	01/20/16	12/31/16	Battles Forestry LLC
Pay as Cut	15992.00	Wilmington	01/15/16	12/01/16	Canal Wood LLC
Pay as Cut	16568.00-16568.01	Antlers	03/18/16	03/18/17	Battles Forestry LLC
Pay as Cut	16569.00-16569.01	Antlers	03/18/16	03/18/17	Battles Forestry LLC
Pay as Cut	16670.00	Antlers	04/01/16	12/31/16	Pannell Chipping Inc
Pay as Cut	17136.00	Antlers	05/10/16	12/31/16	Battles Forestry LLC
Pay as Cut	17137.00	Antlers	05/10/16	12/31/16	Battles Forestry LLC
Pay as Cut	17138.00	Antlers	05/10/16	12/31/16	Battles Forestry LLC
Pay as Cut	17276.00	Antlers	06/01/16	12/31/16	West Fraser Inc
Pay as Cut	17326.00-17326.01	Flowood	05/30/16	12/30/16	Timberland Harvesters LLC
Pay as Cut	17366.00	Wilmington	06/07/16	06/07/17	Palmetto Pulpwood & Timber, Inc.
Pay as Cut	17400.00	Wilmington	06/08/16	06/08/17	Edwards Timber Company, Inc.
Pay as Cut	17687.00	Flowood	07/13/16	12/30/16	Timberland Harvesters LLC
Pay as Cut	17728.00	Wilmington	07/21/16	07/21/17	Beach Timber Company, Inc.

Schedule D - 3
sf-3683812

Timber Sale Agreements
Agreement Type	Doc. Ref #	Office Location	Effective Date	Expiration Date	Other Party
Pay as Cut	17729.00	Wilmington	07/21/16	07/21/17	Beach Timber Company Inc
Pay As Cut	17793.00	Antlers	08/01/16	12/31/16	West Fraser Inc
Pay as Cut	17803.00	Antlers	08/01/16	12/31/16	Battles Forestry LLC
Pay as Cut	17849.00	Wilmington	08/08/16	12/31/16	Murray Forestry, Inc.
Pay as Cut	17851.00	Flowood	08/08/16	12/30/16	Lovorn Logging, Inc.
Pay as Cut	17856.00	Wilmington	08/08/16	08/08/17	Canal Wood LLC
Pay as Cut	17866.00	Wilmington	08/15/16	08/15/17	Palmetto Pulpwood & Timber, Inc.
Pay as Cut	17870.00	Wilmington	08/08/16	12/31/16	Beach Timber Company, Inc.
Pay as Cut	17902.00	Flowood	08/16/16	12/30/16	Wade Byars Logging LLC
Pay as Cut	17923.00-17923.01	Flowood	08/18/16	06/30/17	Lovorn Logging, Inc.
Pay as Cut	17925.00	Flowood	08/19/16	06/30/17	Wade Byars Logging LLC
Product Purchase Contract	15827.00	Antlers	01/01/16	12/31/16	Weyerhaeuser NR Company
Wood Purchase Agreement	6538.00	Wilmington	01/01/14	12/31/16	West Fraser Inc

Schedule D - 4
sf-3683812

SCHEDULE E

OPERATING ASSETS
Equipment

Sys	E	Location	Beginning Cost	Acquisitions	Trans-In	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Trans-In	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value
G/L Asset Acct No = 1750112													
000054	Computer Software TF112												
	00	112	1,625.60	0.00	0.00	0.00	1,625.60	1,625.60	0.00	0.00	0.00	1,625.60	$ 0.00
000060	Computer Software 2-TF112												
	00	112	276.99	0.00	0.00	0.00	276.99	276.99	0.00	0.00	0.00	276.99	0.00
000072	GPS Hardware TF 112												
	00	112	1,259.59	0.00	0.00	0.00	1,259.59	1,259.59	0.00	0.00	0.00	1,259.59	0.00
000102	Latitude E4310 Laptop for Ron Honea TF112												
	00	112	257.15	0.00	0.00	0.00	257.15	257.15	0.00	0.00	0.00	257.15	0.00
G/L Asset Acct No = 1750121													
000004	Computers (6 total)												
	00	121	13,798.94	0.00	0.00	0.00	13,798.94	13,798.94	0.00	0.00	0.00	13,798.94	$ 0.00
G/L Asset Acct No = 1750121													
000029	Aficio Color Copier												
	00	121	7,118.38	0.00	0.00	0.00	7,118.38	7,118.38	0.00	0.00	0.00	7,118.38	0.00
000030	Computer Hardware-TF 121												
	00	121	4,152.99	0.00	0.00	0.00	4,152.99	4,152.99	0.00	0.00	0.00	4,152.99	0.00
000034	Wiring for Computer/Phone network-Crosset												
	00	121	3,235.00	0.00	0.00	0.00	3,235.00	3,235.00	0.00	0.00	0.00	3,235.00	0.00
000035	Phone System-CR												
	00	121	2,685.76	0.00	0.00	0.00	2,685.76	2,685.76	0.00	0.00	0.00	2,685.76	0.00
000042	Latitude E5400 Intel Core Due T7250												
	00	121	1,194.22	0.00	0.00	0.00	1,194.22	1,194.22	0.00	0.00	0.00	1,194.22	0.00
000055	Computer Software TF121												
	00	121	3,129.61	0.00	0.00	0.00	3,129.61	3,129.61	0.00	0.00	0.00	3,129.61	0.00
000061	Computer Software 2-TF121												
	00	121	533.27	0.00	0.00	0.00	533.27	533.27	0.00	0.00	0.00	533.27	0.00
000067	GPS Software & Hardware (2 T-Cruise devices)												
	00	121	7,434.01	0.00	0.00	0.00	7,434.01	7,434.01	0.00	0.00	0.00	7,434.01	0.00
000096	Ricoh MPC2550 Copier/Finisher/Cabinet												
	00	121	5,856.88	0.00	0.00	0.00	5,856.88	5,856.88	0.00	0.00	0.00	5,856.88	0.00
000103	Latitude E4310 Laptop for Ron Honea TF121												
	00	121	495.00	0.00	0.00	0.00	495.00	495.00	0.00	0.00	0.00	495.00	0.00
000124	Canon IPF815 Plotter												
	00	121	6,233.71	0.00	0.00	0.00	6,233.71	6,233.71	0.00	0.00	0.00	6,233.71	0.00
000126	XenServers												
	00	121	1,701.24	0.00	0.00	0.00	1,701.24	1,701.24	0.00	0.00	0.00	1,701.24	0.00
000165	GPS Unit												
	00	121	2,481.45	0.00	0.00	0.00	2,481.45	2,481.45	0.00	0.00	0.00	2,481.45	0.00
000167	Dell Computer Latitude												
	00	121	2,267.51	0.00	0.00	0.00	2,267.51	2,267.51	0.00	0.00	0.00	2,267.51	0.00
000168	Dell Optiplex Computer (2)												
	00	121	3,525.06	0.00	0.00	0.00	3,525.06	3,525.06	0.00	0.00	0.00	3,525.06	0.00
000169	Dell Computer Optiplex (2)												
	00	121	3,224.35	0.00	0.00	0.00	3,224.35	3,224.35	0.00	0.00	0.00	3,224.35	0.00
000202	Dell Poweredge T420												
	00	121	4,392.69	0.00	0.00	0.00	4,392.69	4,392.69	0.00	0.00	0.00	4,392.69	0.00
000204	Sonicwall Hardware												
	00	121	1,055.59	0.00	0.00	0.00	1,055.59	1,055.59	0.00	0.00	0.00	1,055.59	0.00
G/L Asset Acct No = 1750141

Schedule E - 1
sf-3683812

Sys	E	Location	Beginning Cost	Acquisitions	Trans-In	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Trans-In	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value
000006	Computers CH												
	00	MS	3,600.12	0.00	0.00	0.00	3,600.12	3,600.12	0.00	0.00	0.00	3,600.12	$ 0.00
000031	Computer Hardware-TF 141												
	00	141	4,110.40	0.00	0.00	0.00	4,110.40	4,110.40	0.00	0.00	0.00	4,110.40	0.00
000037	Phone System-CH												
	00	141	4,030.46	0.00	0.00	0.00	4,030.46	4,030.46	0.00	0.00	0.00	4,030.46	0.00
000043	OptiPlex 755 Small Form Factor Core 2 Duo E8400												
G/L Asset Acct No = 1750141													
	00	141	1,226.86	0.00	0.00	0.00	1,226.86	1,226.86	0.00	0.00	0.00	1,226.86	0.00
000056	Computer Software TF141												
	00	141	3,025.53	0.00	0.00	0.00	3,025.53	3,025.53	0.00	0.00	0.00	3,025.53	0.00
000062	Computer Software 2-TF141												
	00	141	515.53	0.00	0.00	0.00	515.53	515.53	0.00	0.00	0.00	515.53	0.00
000068	GPS Software & Hardware-TF141												
	00	141	8,390.89	0.00	0.00	0.00	8,390.89	8,390.89	0.00	0.00	0.00	8,390.89	0.00
000074	T-Cruise Software TF 141												
	00	141	819.35	0.00	0.00	0.00	819.35	819.35	0.00	0.00	0.00	819.35	0.00
000104	Latitude E4310 Laptop for Ron Honea TF141												
	00	141	478.52	0.00	0.00	0.00	478.52	478.52	0.00	0.00	0.00	478.52	0.00
000127	XenServers												
	00	141	1,645.10	0.00	0.00	0.00	1,645.10	1,645.10	0.00	0.00	0.00	1,645.10	0.00
000134	Dell computers (shared office)												
	00	141 Shared Office	1,146.67	0.00	0.00	0.00	1,146.67	1,146.67	0.00	0.00	0.00	1,146.67	0.00
000136	Ricoh Copy Machines												
	00	141	2,773.44	0.00	0.00	0.00	2,773.44	2,773.44	0.00	0.00	0.00	2,773.44	0.00
000192	Dell Optiplex Desktop												
	00	141	1,777.78	0.00	0.00	0.00	1,777.78	1,777.78	0.00	0.00	0.00	1,777.78	0.00
000205	Sonicwall Hardware												
	00	141	1,055.59	0.00	0.00	0.00	1,055.59	1,055.59	0.00	0.00	0.00	1,055.59	0.00
000208	Ackerman Server Hardware												
	00	141	4,083.25	0.00	0.00	0.00	4,083.25	4,083.25	0.00	0.00	0.00	4,083.25	0.00
G/L Asset Acct No = 1750160													
000008	Computers PE												
	00	160	7,521.59	0.00	0.00	0.00	7,521.59	7,521.59	0.00	0.00	0.00	7,521.59	$ 0.00
000038	Phone System-PE												
	00	PE	1,299.87	0.00	0.00	0.00	1,299.87	1,299.87	0.00	0.00	0.00	1,299.87	0.00
000057	Computer Software TF160												
	00	PE	1,989.32	0.00	0.00	0.00	1,989.32	1,989.32	0.00	0.00	0.00	1,989.32	0.00
000063	Computer Software 2- TF160												
	00	160	338.97	0.00	0.00	0.00	338.97	338.97	0.00	0.00	0.00	338.97	0.00
000073	GPS Hardware TF 160												
	00	160	3,271.65	0.00	0.00	0.00	3,271.65	3,271.65	0.00	0.00	0.00	3,271.65	0.00
000105	Latitude E4310 Laptop for Ron Honea TF160												
	00	160	314.62	0.00	0.00	0.00	314.62	314.62	0.00	0.00	0.00	314.62	0.00
000128	XenServers												
	00	160	1,081.78	0.00	0.00	0.00	1,081.78	1,081.78	0.00	0.00	0.00	1,081.78	0.00
000135	Computer Equipment												
	00	160 Waycross	3,507.46	0.00	0.00	0.00	3,507.46	3,507.46	0.00	0.00	0.00	3,507.46	0.00
000190	Dell Optiplex Desktop												
	00	160	1,777.80	0.00	0.00	0.00	1,777.80	1,777.80	0.00	0.00	0.00	1,777.80	0.00

Schedule E - 2
sf-3683812

Sys	E	Location	Beginning Cost	Acquisitions	Trans-In	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Trans-In	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value
000191	Dell Optiplex Desktop												
	00	160	1,620.80	0.00	0.00	0.00	1,620.80	1,620.80	0.00	0.00	0.00	1,620.80	0.00
G/L Asset Acct No = 1750160													
000203	Dell Poweredge T420												
	00	160	4,392.69	0.00	0.00	0.00	4,392.69	4,392.69	0.00	0.00	0.00	4,392.69	0.00
G/L Asset Acct No = 1750190													
000010	Computers KI												
	00	190	4,871.75	0.00	0.00	0.00	4,871.75	4,871.75	0.00	0.00	0.00	4,871.75	$ 0.00
000016	Aficio Print/Scan/Fax-TF 190												
	00	190	5,521.92	0.00	0.00	0.00	5,521.92	5,521.92	0.00	0.00	0.00	5,521.92	0.00
000032	Computer Hardware-TF 190												
	00	190	3,607.66	0.00	0.00	0.00	3,607.66	3,607.66	0.00	0.00	0.00	3,607.66	0.00
000058	Computer Software TF190												
	00	190	2,430.42	0.00	0.00	0.00	2,430.42	2,430.42	0.00	0.00	0.00	2,430.42	0.00
000064	Computer Software 2-TF190												
	00	190	414.13	0.00	0.00	0.00	414.13	414.13	0.00	0.00	0.00	414.13	0.00
000069	GPS Software & Hardware-TF190												
	00	190	4,230.66	0.00	0.00	0.00	4,230.66	4,230.66	0.00	0.00	0.00	4,230.66	0.00
000075	T-Cruise Software TF 190												
	00	190	409.68	0.00	0.00	0.00	409.68	409.68	0.00	0.00	0.00	409.68	0.00
000097	Optiplex 980 Desktop-Mike Hill												
	00	190	1,555.44	0.00	0.00	0.00	1,555.44	1,555.44	0.00	0.00	0.00	1,555.44	0.00
000098	Optiplex 980 Desktop-Debra Waterman TF190												
	00	190	1,008.13	0.00	0.00	0.00	1,008.13	1,008.13	0.00	0.00	0.00	1,008.13	0.00
000099	Optiplex 980 Desktop-Tracey Smith TF 190												
	00	190	1,008.13	0.00	0.00	0.00	1,008.13	1,008.13	0.00	0.00	0.00	1,008.13	0.00
000106	Latitude E4310 Laptop of Ron Honea TF190												
	00	190	384.32	0.00	0.00	0.00	384.32	384.32	0.00	0.00	0.00	384.32	0.00
000129	XenServers												
	00	190	1,321.45	0.00	0.00	0.00	1,321.45	1,321.45	0.00	0.00	0.00	1,321.45	0.00
000148	Canon Plotter (GIS)												
	00	190	4,256.26	0.00	0.00	0.00	4,256.26	4,256.26	0.00	0.00	0.00	4,256.26	0.00
000187	Fortiphone Phone System												
	00	190	1,080.74	0.00	0.00	0.00	1,080.74	1,080.74	0.00	0.00	0.00	1,080.74	0.00
000188	Dell Latitude Laptop												
	00	190	1,488.09	0.00	0.00	0.00	1,488.09	1,488.09	0.00	0.00	0.00	1,488.09	0.00
000200	Server for Antler's office Poweredge R420 Hardware												
	00	190	3,128.78	0.00	0.00	0.00	3,128.78	3,128.78	0.00	0.00	0.00	3,128.78	0.00
000206	Sonicwall Hardware												
	00	190	683.85	0.00	0.00	0.00	683.85	683.85	0.00	0.00	0.00	683.85	0.00
000220	Canon Copier System IMR-C2225												
	00	190	3,675.61	0.00	0.00	0.00	3,675.61	3,369.32	306.29	0.00	0.00	3,675.61	0.00
000223	Three OptiPlex Desktop Computers												
	00	190	3,471.80	0.00	0.00	0.00	3,471.80	3,037.83	433.97	0.00	0.00	3,471.80	0.00
G/L Asset Acct No = 1750191													
000012	Computers OU												
	00	OU	7,616.92	0.00	0.00	0.00	7,616.92	7,616.92	0.00	0.00	0.00	7,616.92	$ 0.00
000017	Aficio Print/Scan/Fax-TF191												
	00	191	2,207.79	0.00	0.00	0.00	2,207.79	2,207.79	0.00	0.00	0.00	2,207.79	0.00
000033	Computer Hardware-TF 191

Schedule E - 3
sf-3683812

Sys	E	Location	Beginning Cost	Acquisitions	Trans-In	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Trans-In	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value
	00	OU	2,826.74	0.00	0.00	0.00	2,826.74	2,826.74	0.00	0.00	0.00	2,826.74	0.00
000039	Phone System-OU												
	00	OU	1,330.40	0.00	0.00	0.00	1,330.40	1,330.40	0.00	0.00	0.00	1,330.40	0.00
000059	Computer Software TF191												
	00	OU	1,321.12	0.00	0.00	0.00	1,321.12	1,321.12	0.00	0.00	0.00	1,321.12	0.00
000065	Computer Software 2-TF191												
	00	191	225.11	0.00	0.00	0.00	225.11	225.11	0.00	0.00	0.00	225.11	0.00
000070	GPS Software & Hardware-TF191												
	00	191	4,230.66	0.00	0.00	0.00	4,230.66	4,230.66	0.00	0.00	0.00	4,230.66	0.00
000076	T-Cruise Software TF 141												
	00	191	409.68	0.00	0.00	0.00	409.68	409.68	0.00	0.00	0.00	409.68	0.00
000100	Optiplex 980 Desktop-Debra Waterman TF 191												
	00	191	547.31	0.00	0.00	0.00	547.31	547.31	0.00	0.00	0.00	547.31	0.00
000101	Optiplex 980 Desktop-Tracey Smith TF 191												
	00	191	547.31	0.00	0.00	0.00	547.31	547.31	0.00	0.00	0.00	547.31	0.00
000107	Latitude E4310 Laptop for Ron Honea TF191												
	00	191	208.66	0.00	0.00	0.00	208.66	208.66	0.00	0.00	0.00	208.66	0.00
000147	Canon Plotter (GIS)												
	00	191	2,313.74	0.00	0.00	0.00	2,313.74	2,313.74	0.00	0.00	0.00	2,313.74	0.00
000170	Dell Computer Optiplex												
	00	191	1,738.38	0.00	0.00	0.00	1,738.38	1,738.38	0.00	0.00	0.00	1,738.38	0.00
000186	Fortiphone Phone System												
	00	191	587.49	0.00	0.00	0.00	587.49	587.49	0.00	0.00	0.00	587.49	0.00
000189	Dell Latitude Laptop												
	00	191	808.93	0.00	0.00	0.00	808.93	808.93	0.00	0.00	0.00	808.93	0.00
000201	Server for Antler's office Poweredge R420 Hardware												
	00	191	1,700.81	0.00	0.00	0.00	1,700.81	1,700.81	0.00	0.00	0.00	1,700.81	0.00
000207	Sonicwall Hardware												
	00	191	1,427.33	0.00	0.00	0.00	1,427.33	1,427.33	0.00	0.00	0.00	1,427.33	0.00
000221	Canon Copier System IMR-C2225												
	00	191	2,004.71	0.00	0.00	0.00	2,004.71	1,837.66	167.05	0.00	0.00	2,004.71	0.00
000222	Three OptiPlex Desktop Computers												
	00	191	1,893.55	0.00	0.00	0.00	1,893.55	1,656.86	236.69	0.00	0.00	1,893.55	0.00
G/L Asset Acct No = 1760112													
000090	2 Fire King Cabinets												
	00	112	4,828.96	0.00	0.00	0.00	4,828.96	4,828.96	0.00	0.00	0.00	4,828.96	$ 0.00
G/L Asset Acct No = 1760121													
000036	Dan Cook's Furniture												
	00	121	9,726.81	0.00	0.00	0.00	9,726.81	9,726.81	0.00	0.00	0.00	9,726.81	$ 0.00
G/L Asset Acct No = 1760141													
000050	Furniture CH												
	00	141	4,562.18	0.00	0.00	0.00	4,562.18	4,562.18	0.00	0.00	0.00	4,562.18	$ 0.00
G/L Asset Acct No = 1760160													
000009	Furniture for Waycross Office												
	00	Waycross	1,275.00	0.00	0.00	0.00	1,275.00	1,275.00	0.00	0.00	0.00	1,275.00	$ 0.00
000051	Fireproof Filing Cabinet												
	00	PE	1,284.00	0.00	0.00	0.00	1,284.00	1,284.00	0.00	0.00	0.00	1,284.00	0.00
G/L Asset Acct No = 1760190													
000011	Antlers office furniture and carpet

Schedule E - 4
sf-3683812

Sys	E	Location	Beginning Cost	Acquisitions	Trans-In	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Trans-In	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value
	00	190	4,593.21	0.00	0.00	0.00	4,593.21	4,593.21	0.00	0.00	0.00	4,593.21	$ 0.00
000014	Add'l Antlers Office Furniture-TF 190												
	00	190	2,510.57	0.00	0.00	0.00	2,510.57	2,510.57	0.00	0.00	0.00	2,510.57	0.00
000086	Desks for Antlers office TF 190												
	00	190	2,682.64	0.00	0.00	0.00	2,682.64	2,682.64	0.00	0.00	0.00	2,682.64	0.00
000150	Office safe												
	00	190	1,471.95	0.00	0.00	0.00	1,471.95	1,471.95	0.00	0.00	0.00	1,471.95	0.00
000156	Conference room table 9'												
	00	190	1,398.00	0.00	0.00	0.00	1,398.00	1,398.00	0.00	0.00	0.00	1,398.00	0.00
G/L Asset Acct No = 1760191													
000013	Antlers Office Furniture												
	00	OU	1,245.49	0.00	0.00	0.00	1,245.49	1,245.49	0.00	0.00	0.00	1,245.49	$ 0.00
000015	Add'l Furniture Antlers Office-TF 191												
	00	191	1,003.78	0.00	0.00	0.00	1,003.78	1,003.78	0.00	0.00	0.00	1,003.78	0.00
000044	Office Furniture (shelf, leather chairs, cabinets)												
	00	OU	1,184.65	0.00	0.00	0.00	1,184.65	1,184.65	0.00	0.00	0.00	1,184.65	0.00
000087	Desk for Antlers office TF 191												
	00	191	1,456.39	0.00	0.00	0.00	1,456.39	1,456.39	0.00	0.00	0.00	1,456.39	0.00
000151	Office safe												
	00	191	800.16	0.00	0.00	0.00	800.16	800.16	0.00	0.00	0.00	800.16	0.00

Report Name: Fixed Asset Summary - by location
Source Report: Fixed Asset Summary

Calculation Assumptions:
Short Year: none
Include Sec 168 Allowance & Sec 179: No
Adjustment Convention: None

Group/Sorting Criteria:
Group = All Complete Assets
Include Assets that meet the following conditions:
All Complete Assets
Sorted by: G/L Asset Acct No (with subtotals), System No, Extension

Schedule E - 5
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Vehicles

Intangible Property

All rights, warranties, guaranties, contracts, permits and approvals (governmental or otherwise), maps, surveys, plans, specifications, drawings, renderings and trade names, along with all copyrights, trademarks, logos, graphics (including, without limitation, any signage, promotional materials and websites) and other rights with respect to the “Southern Diversified” and “Southern Diversified Timber” name(s) or derivatives thereof.

Schedule E - 6
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SCHEDULE F

FAIR MARKET VALUE OF
THE NOTE AND THE PROPERTIES

FMV - Timber	775,000,000
FMV - Note	846,113,735

Schedule F - 1
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SCHEDULE G

PERMITTED EXCEPTIONS

(a)     Restrictions on the ability to build upon or use real property imposed by any current or future development standards, building or zoning ordinances or any other law;

(b)     To the extent a tract is bounded or traversed by a river, stream, branch or lake: (i) the rights of upper and lower riparian owners and the rights of others to navigate such river or stream to the extent it is navigable; (ii) the right, if any, of neighboring riparian owners and the public or others to use any public waters or the rights, if any, of the public to use the beaches or shores for recreational purposes; (iii) any claim of lack of title to real property formerly or presently comprising the shores or bottom of navigable waters or as a result of the change in the boundary due to accretion or avulsion; and (iv) any portion of real property which is sovereignty lands and other lands which may lie beneath the ordinary high water mark of navigable rivers as established as of the date the state in which such land is located was admitted to the United States;

(c)     To the extent any portion of real property is bounded or traversed by a public road, the rights of others in and to any portion of the real property that lies within said road;

(d)     Railroad tracks and related facilities, if any, and related railroad easements or rights of way, if any, traversing real property and the rights of railroad companies to any tracks, siding, ties and rails associated therewith;

(e)     All restrictions on the use of real property due to environmental laws, conservation easements of record, or the habitat conservation plans or similar agreements entered into by the Company or its predecessor other than those which individually or in the aggregate would have a material adverse effect on the use and enjoyment of the real estate or any portion thereof or would prevent or restrict in any material manner the continued ability to commercially harvest timber thereon;

(f)     All ad valorem property taxes for the tax period during which the Closing occurs and all subsequent tax periods, including any additional or supplemental taxes that may result from a reassessment of real property, and any potential roll-back or greenbelt type taxes related to any agricultural, forest or open space exemption which is subject to recapture pursuant to state Laws;

(g)     Liens for property taxes not yet due and payable;

(h)     Easements, discrepancies or conflicts in boundary lines, shortages in area, encroachments or any other facts which a current and accurate survey of the real property would disclose, other than those that, individually or in the aggregate, would prevent or restrict in any material manner the continued ability to commercially harvest timber on the affected parcel in substantially the same manner as such harvesting is currently conducted;

(i)     All oil, gas and other minerals as may have been previously reserved by or conveyed to others and any mineral leases concerning the mineral estate of the Timberlands;

Schedule G - 1
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(j)     Rights, if any, relating to the construction and maintenance in connection with any public utility of wires, poles, pipes, conduits and appurtenances thereto, on, under, above or across the real property;

(k)     Rights of others under any of the Purchased Contracts, the Timberland Leases, the Real Property Leases or the Personal Property Leases;

(l)     All matters previously disclosed to the Subsidiary by the Company in writing.

(m)     Any claim of lack of access rights to any portion of the owned timberlands where (i) permission to access has been granted verbally or (ii) the Company has otherwise historically enjoyed access;

(n)     Any condemnations in respect of the Timberlands;

(o)     With respect to any leasehold interest, any covenants, obligations, use restrictions and other terms set forth in the relevant Lease; and

(p)     Any easements, covenants, use restrictions, zoning restrictions, boundary line disputes, encroachments and other third-party rights affecting real estate or any material portion thereof not described in items (a) through (o) above and which, individually or in the aggregate, would not prevent or restrict in any material manner the continued ability to commercially harvest timber thereon.

Schedule G - 2
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EXHIBIT A

FORM OF
DESIGNATION OF TAX MATTERS PARTNER
FOR SOUTHERN DIVERSIFIED TIMBER, LLC

The undersigned members (the “Members”) of Southern Diversified Timber, LLC, a Delaware limited liability company (the “LLC”), declare this statement to be a designation of a new Tax Matters Partner (“TMP”) for the LLC’s taxable years ending on December 31 of 2010, 2011, 2012, 2013, 2014, and 2015. The LLC is classified as a partnership for United States federal income tax purposes. The Members have owned all of the LLC’s capital and profits interests at all times since the formation of the LLC in 2008. Each of the Members is treated as a member-manager of the LLC pursuant to Treas. Reg. § 301.6231(a)(7)-2(b)(3), and therefore is treated as a general partner of the LLC pursuant to Treas. Reg. § 301.6231(a)(7)-2(a) for purposes of applying I.R.C. § 6231(a)(7) and Treas. Reg. § 301.6231(a)(7)-1. In accordance with Treas. Reg. § 301.6231(a)(7)-1(l)(1)(v)(B), the previous TMP designations for the above-mentioned taxable years are superseded hereby. In accordance with Treas. Reg. § 301.6231(a)(7)-1(e), the Members set forth the following information concerning the designation:

1.    Partnership: xxxxxxxxxxxxxxxxxxxxSouthern Diversified Timber, LLC
One S.W. Columbia Street, Suite 1700
Portland, OR 97258
TIN: 26-3426590

2.    Tax Matters Partner: xxxxxxxxxxxxxPlum Creek Timber Operations I, LLC
601 Union Street, Suite 3100
Seattle, WA 98101
TIN: 41-2175487

3.    Taxable years of designation: xxxxxxDecember 31, 2010
December 31, 2011
December 31, 2012
December 31, 2013
December 31, 2014
December 31, 2015

The undersigned Members, comprising all of the members of the LLC, have executed this designation of Tax Matters Partner for the specified taxable years.

Exhibit A - 1
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xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxPROFITS
MEMBERS:xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxINTEREST:

TCG Member, LLC,xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx90.91%
a Delaware limited liability company

By:    Campbell Opportunity Timber Fund VI-A, L.P.,
a Delaware limited partnership
its sole member

By:    Campbell Opportunity Timber Fund VI GP, LLC,
a Delaware limited liability company
its general partner

By:    Campbell Global, LLC,
a Delaware limited liability company
its managing member

By:xxxx______________________xxxxxxxx_____________
Name:xxxxxxxxxxxxxxxxxxxxxxxxxDate
Title:

Plum Creek Timber Operations I, L.L.C.,xxxxxxxxxxxxxxxxxx9.09% (+ preferred return)
a Delaware limited liability company

By:    Plum Creek Timberlands, L.P.,
a Delaware limited partnership
its managing member

By:    Plum Creek Timber I, L.L.C.,
a Delaware limited liability company
its general partner

By:    Weyerhaeuser Company,
a Washington corporation
its sole managing member

By:xxxx______________________xxxxxxxx_____________
Name:xxxxxxxxxxxxxxxxxxxxxxxxxDate
Title:

Exhibit A - 2
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This designation of a new Tax Matters Partner of Southern Diversified Timber, LLC is hereby acknowledged by the non-member manager of the LLC.

MANAGER:

TCG / SOUTHERN DIVERSIFIED MANAGER, LLC,
a Delaware limited liability company

By:     Campbell Global, LLC,
a Delaware limited liability company
Its managing member

By:xxxx______________________xxxxxxxx_____________
Name:xxxxxxxxxxxxxxxxxxxxxxxxxDate
Title:

Exhibit A - 3
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